UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04787
                                   ---------

                        FRANKLIN NEW YORK TAX-FREE TRUST
                        --------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------
Date of fiscal year end:  9/30
                          ----

Date of reporting period: 9/30/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.




SEPTEMBER 30, 2008

Franklin New York
Insured Tax-Free
Income Fund

Franklin New York
Intermediate-Term
Tax-Free Income Fund

Franklin New York
Tax-Exempt Money Fund

ANNUAL REPORT AND SHAREHOLDER LETTER

TAX - FREE INCOME

                                    (GRAPHIC)

FRANKLIN
NEW YORK TAX-FREE TRUST

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                      (FRANKLIN TEMPLETON INVESTMENTS LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

CEO'S MESSAGE .............................................................    1
SPECIAL FEATURE:
Understanding Interest Rates ..............................................    4
ANNUAL REPORT
State Update and Municipal Bond Market Overview ...........................    8
Franklin New York Insured Tax-Free Income Fund ............................   11
Franklin New York Intermediate-Term Tax-Free Income Fund ..................   19
Franklin New York Tax-Exempt Money Fund ...................................   27
Financial Highlights and Statements of Investments ........................   31
Financial Statements ......................................................   52
Notes to Financial Statements .............................................   56
Report of Independent Registered Public Accounting Firm ...................   66
Tax Designation ...........................................................   67
Board Members and Officers ................................................   68
Shareholder Information ...................................................   73

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed annual report for Franklin New York Tax-Free Trust covers the 12 months ended September 30, 2008, but I would like to add some comments on market events that occurred in October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal

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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks . . . . In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                       2 | Not part of the annual report
strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Franklin New York Tax-Free Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the 12 months ended September 30, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
-------------------------------------
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, 10/6/08.


                        Not part of the annual report | 3

Special Feature

UNDERSTANDING INTEREST RATES

HAVE YOU EVER WONDERED WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES.(1) EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.   WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the federal funds target rate (Fed funds rate), which is the rate banks charge other banks for overnight loans. This rate, in turn, influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate to keep inflation in check or to help stimulate the economy.

     Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market driven and tend to move in anticipation of changes in the economy and inflation.

Q. AS A TAX-FREE FUND INVESTOR, SHOULD I PAY MORE ATTENTION TO SHORT- OR LONG-TERM INTEREST RATES?

A. Most Franklin tax-free income fund shareholders may want to keep a closer eye on long-term interest rates. That's because tax-free income fund portfolios comprising municipal bonds with longer maturities are generally more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds.

     In contrast, shareholders of Franklin limited-term tax-free income funds may want to pay more attention to short-term interest rates. These funds, which hold bonds with shorter-term maturities, are typically more influenced by short-term interest rates than funds holding municipal bonds with longer maturities.

(1.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        4 | Not part of the annual report

Q.   WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth.

     If the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from September 2007 to April 2008. On the other hand, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did from mid-2004 through mid-2006.

     As illustrated below, it should be noted that short- and long-term interest rates don't necessarily move in tandem. While short-term rates rose substantially from 2004 through 2006, long-term rates, despite some fluctuations, experienced only a slight increase.

INTEREST RATES(2)
10-YEAR PERIOD ENDED SEPTEMBER 30, 2008

                               (PERFORMANCE GRAPH)

             FEDERAL FUNDS      10-YEAR         30-YEAR
   DATE       TARGET RATE    U.S. TREASURY   U.S. TREASURY
----------   -------------   -------------   -------------
9/30/1998        5.25%           4.42%           4.98%
10/31/1998       5.00%           4.61%           5.16%
11/30/1998       4.75%           4.71%           5.06%
12/31/1998       4.75%           4.65%           5.10%
1/31/1999        4.75%           4.65%           5.09%
2/28/1999        4.75%           5.29%           5.58%
3/31/1999        4.75%           5.24%           5.63%
4/30/1999        4.75%           5.35%           5.66%
5/31/1999        4.75%           5.62%           5.83%
6/30/1999        5.00%           5.78%           5.96%
7/31/1999        5.00%           5.90%           6.10%
8/31/1999        5.25%           5.97%           6.06%
9/30/1999        5.25%           5.88%           6.05%
10/31/1999       5.25%           6.02%           6.16%
11/30/1999       5.50%           6.19%           6.29%
12/31/1999       5.50%           6.44%           6.48%
1/31/2000        5.50%           6.67%           6.49%
2/29/2000        5.75%           6.41%           6.14%
3/31/2000        6.00%           6.00%           5.83%
4/30/2000        6.00%           6.21%           5.96%
5/31/2000        6.50%           6.27%           6.01%
6/30/2000        6.50%           6.03%           5.90%
7/31/2000        6.50%           6.03%           5.78%
8/31/2000        6.50%           5.73%           5.67%
9/30/2000        6.50%           5.80%           5.89%
10/31/2000       6.50%           5.75%           5.79%
11/30/2000       6.50%           5.47%           5.61%
12/31/2000       6.50%           5.11%           5.46%
1/31/2001        5.50%           5.11%           5.50%
2/28/2001        5.50%           4.90%           5.31%
3/31/2001        5.00%           4.92%           5.44%
4/30/2001        4.50%           5.34%           5.79%
5/31/2001        4.00%           5.38%           5.75%
6/30/2001        3.75%           5.41%           5.76%
7/31/2001        3.75%           5.05%           5.52%
8/31/2001        3.50%           4.83%           5.37%
9/30/2001        3.00%           4.59%           5.42%
10/31/2001       2.50%           4.23%           4.87%
11/30/2001       2.00%           4.75%           5.29%
12/31/2001       1.75%           5.05%           5.47%
1/31/2002        1.75%           5.03%           5.43%
2/28/2002        1.75%           4.88%           5.42%
3/31/2002        1.75%           5.40%           5.80%
4/30/2002        1.75%           5.09%           5.59%
5/31/2002        1.75%           5.05%           5.62%
6/30/2002        1.75%           4.80%           5.51%
7/31/2002        1.75%           4.46%           5.30%
8/31/2002        1.75%           4.14%           4.93%
9/30/2002        1.75%           3.60%           4.67%
10/31/2002       1.75%           3.89%           4.99%
11/30/2002       1.25%           4.21%           5.04%
12/31/2002       1.25%           3.82%           4.78%
1/31/2003        1.25%           3.96%           4.84%
2/28/2003        1.25%           3.69%           4.67%
3/31/2003        1.25%           3.80%           4.82%
4/30/2003        1.25%           3.84%           4.77%
5/31/2003        1.25%           3.37%           4.38%
6/30/2003        1.00%           3.52%           4.56%
7/31/2003        1.00%           4.41%           5.36%
8/31/2003        1.00%           4.47%           5.22%
9/30/2003        1.00%           3.94%           4.88%
10/31/2003       1.00%           4.30%           5.13%
11/30/2003       1.00%           4.33%           5.13%
12/31/2003       1.00%           4.25%           5.07%
1/31/2004        1.00%           4.13%           4.96%
2/29/2004        1.00%           3.97%           4.84%
3/31/2004        1.00%           3.84%           4.77%
4/30/2004        1.00%           4.51%           5.29%
5/31/2004        1.00%           4.65%           5.35%
6/30/2004        1.25%           4.58%           5.29%
7/31/2004        1.25%           4.48%           5.20%
8/31/2004        1.50%           4.12%           4.93%
9/30/2004        1.75%           4.12%           4.89%
10/31/2004       1.75%           4.03%           4.79%
11/30/2004       2.00%           4.35%           5.00%
12/31/2004       2.25%           4.22%           4.83%
1/31/2005        2.25%           4.13%           4.59%
2/28/2005        2.50%           4.38%           4.72%
3/31/2005        2.75%           4.48%           4.76%
4/30/2005        2.75%           4.20%           4.51%
5/31/2005        3.00%           3.98%           4.32%
6/30/2005        3.25%           3.92%           4.19%
7/31/2005        3.25%           4.28%           4.47%
8/31/2005        3.50%           4.02%           4.26%
9/30/2005        3.75%           4.33%           4.57%
10/31/2005       3.75%           4.55%           4.76%
11/30/2005       4.00%           4.49%           4.69%
12/31/2005       4.25%           4.39%           4.54%
1/31/2006        4.50%           4.52%           4.68%
2/28/2006        4.50%           4.55%           4.51%
3/31/2006        4.75%           4.85%           4.89%
4/30/2006        4.75%           5.05%           5.16%
5/31/2006        5.00%           5.12%           5.23%
6/30/2006        5.25%           5.14%           5.19%
7/31/2006        5.25%           4.98%           5.07%
8/31/2006        5.25%           4.73%           4.88%
9/30/2006        5.25%           4.63%           4.76%
10/31/2006       5.25%           4.60%           4.72%
11/30/2006       5.25%           4.46%           4.56%
12/31/2006       5.25%           4.70%           4.81%
1/31/2007        5.25%           4.81%           4.91%
2/28/2007        5.25%           4.57%           4.68%
3/31/2007        5.25%           4.65%           4.84%
4/30/2007        5.25%           4.62%           4.81%
5/31/2007        5.25%           4.89%           5.01%
6/30/2007        5.25%           5.03%           5.13%
7/31/2007        5.25%           4.74%           4.90%
8/31/2007        5.25%           4.53%           4.82%
9/30/2007        4.75%           4.59%           4.84%
10/31/2007       4.50%           4.47%           4.75%
11/30/2007       4.50%           3.94%           4.38%
12/31/2007       4.25%           4.03%           4.45%
1/31/2008        3.00%           3.60%           4.32%
2/29/2008        3.00%           3.51%           4.40%
3/31/2008        2.25%           3.41%           4.29%
4/30/2008        2.00%           3.73%           4.47%
5/31/2008        2.00%           4.06%           4.72%
6/30/2008        2.00%           3.97%           4.53%
7/31/2008        2.00%           3.95%           4.57%
8/31/2008        2.00%           3.81%           4.42%
9/30/2008        2.00%           3.83%           4.31%

(2.) Sources: Federal Reserve and Bloomberg, as of 9/30/08.


                        Not part of the annual report | 5

Q.   HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices, and thus a tax-free income fund's share price, move in the opposite direction of interest rates. When rates go up, newly issued bonds come to market with higher yields than existing bonds. The newly issued bonds become more attractive than comparable existing bonds with lower yields, so investors who want to sell their existing bonds have to reduce their prices to make them equally attractive. So when interest rates rise, bond prices fall and, conversely, when rates decline, bond prices tend to rise in value.

                                   (GRAPHIC)

Q.   HOW DO INTEREST RATE CHANGES AFFECT MY TAX-FREE INCOME FUND'S TOTAL RETURN?

A. Total return includes price movement (capital appreciation or depreciation) and income. While interest rate changes will cause tax-free income fund prices to fluctuate, it's important to remember that as a tax-free income fund shareholder, you also receive monthly tax-free income.(1) Historically, income has contributed the largest component of total return for municipal bonds.(3) And since bonds generally pay interest whether their prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

Q.   HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new, lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline over time.

3. Source: Barclays Capital (formerly, Lehman Brothers) Municipal Bond Index, 9/30/08. Total return includes compounded income and capital appreciation over the 20-year period ended 9/30/08. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                        6 | Not part of the annual report

     Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they may be able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income.(1)

     We carefully select bonds for our fund portfolios that we believe should provide a high level of stable income over the long term. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our portfolios.

     Our straightforward, "plain-vanilla" approach to investing means we don't try to time the market or predict interest rate movements. Similarly, we don't use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile.

     Our investment strategy cannot eliminate interest rate risk, but it may help to reduce this risk.

Q.   WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. The key reasons to own tax-free income funds don't change with market conditions. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)


                        Not part of the annual report | 7

Annual Report

State Update and Municipal Bond Market Overview

New York has experienced improved finances in recent years and accumulated budget reserves. The state's unreserved, undesignated fund balances were positive over the past three years following several years of negative balances. Although revenues in fiscal year 2008 were lower than budgeted due to the nation's economic weakness, New York has wide legal powers to raise revenues and adjust spending to maintain fiscal solvency. In the general fund, revenue declines were offset by lower projected Medicare spending growth and by using prior-year reserves. The fiscal year 2009 budget's revenue estimates were revised downward due to lower forecasted sales and business tax revenues. The resulting fiscal year 2008 budget gap was closed with spending cuts and fund balance transfers.

The state's broad-based and mature economy attracts an educated, global work-force; however, its highly cyclical economy depends largely on the New York City-based financial services industry. Largely as a result, the national economic slowdown and financial industry turmoil have had a significant effect on the state's economy. At period-end, New York's unemployment rate was 5.8%, compared with the 6.1% national rate.(1)

Over the past several years, New York's outstanding tax-supported debt has increased, and the state ranked fifth in the nation in terms of net tax-supported debt per capita and as a percent of personal income.(2) The recent debt increase reflected capital financing for transportation and other sectors. Independent credit rating agency Moody's Investors Service assigned New York's general obligation bonds a rating of Aa3 with a stable outlook.(3) The rating and outlook reflected the state's buildup of reserves in recent years, which gives it flexibility to respond to unanticipated fiscal challenges.

The 12-month period ended September 30, 2008, was a challenging year for municipal bonds as all financial markets felt the negative impact of subprime loan defaults and the deterioration of real estate-related securities. Many major financial institutions curtailed lending and reassessed the risk of their direct and indirect exposure to financial assets. A lack of liquidity across most markets during the reporting period contributed to increased volatility and declining values in most asset classes.

(1.) Source: Bureau of Labor Statistics.

(2.) Source: Moody's Investors Service, "New Issue: New York (State of),"
     9/22/08.

(3.) This does not indicate Moody's rating of the Fund.


                                8 | Annual Report

The municipal bond insurance industry, which included seven companies that formerly had AAA ratings -- MBIA, AMBAC, FSA, FGIC, XLCA, CIFG and Assured Guaranty -- faced particular difficulties. Rising levels of mortgage defaults during the reporting period, combined with the bond insurers' exposure to mortgage-related securities, prompted the three major independent credit rating agencies, Standard & Poor's (S&P), Moody's Investors Service and Fitch Ratings, to undertake in-depth evaluations of the bond insurance companies. During this reporting period, the rating agencies reassessed the viability of the insurance companies based on their concerns of impaired financial flexibility, increased stress loss projections given the insurers' mortgage-related risk exposure, and constrained new business prospects. As a result of their analyses, the rating agencies downgraded several municipal bond insurers and lowered the outlook for some to negative. At period-end, only three bond insurance companies, FSA, Assured Guaranty and new municipal bond insurer BHAC (Berkshire Hathaway Assurance Corp.), maintained AAA ratings by Moody's and S&P.

Illiquidity plagued the financial markets as they felt the impact of weakness in the bond insurance industry. As the stronger bond insurance companies emerged, the market absorbed the issuance of debt enhanced by AAA insurance. Insured bonds had a -3.21% return for the 12-month period, as measured by the Barclays Capital (BC; formerly, Lehman Brothers) Insured Municipal Bond Index.(4)

Investors should be aware that insurance companies generally provide coverage for municipal bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying (i.e., prior to insurance) ratings of A or better, and the historical average default rate for such bonds is less than 1%.(5) Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

Bond insurers' problems pressured the short-term municipal market at the beginning of 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade.

(4.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Insured Municipal Bond Index is composed of all the insured bonds in the BC Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA.

(5.) Sources: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2007," RATINGSDIRECT, 5/3/07; Moody's Investors Service, March 2007.


                                Annual Report | 9

This caused dealers to boost yields substantially on some variable rate demand notes, hoping to entice buyers to hold them rather than put them back to the remarketing agents who were already struggling with too much inventory on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have failed due to dealers' liquidity constraints. It is important to note that this is a supply and demand imbalance, not a question of credit quality.

Although the municipal bond market delivered positive monthly returns in nine of the 12 months during the reporting period, declines in February, June and September caused the entire 12-month period to enter negative territory. Prices for lower-rated issues declined more than high-grade securities as municipalities were required to provide additional compensation for investors willing to take on greater risk, which led to wider credit spreads. The uncertainty regarding the impact of problems associated with mortgage securities drove global investors to the relative safety of U.S. Treasuries. For the 12-month period ended September 30, 2008, the BC Municipal Bond Index had a -1.87% total return compared with the +8.73% return of the BC U.S. Treasury Index.(6)

On September 30, 2008, two-year, 10-year and 30-year Treasury yields were 2.00%, 3.85% and 4.31%, respectively. The yield on two-year Treasuries rose 3 basis points (100 basis points equal one percentage point) over the period, while those on 10-year and 30-year Treasuries fell 74 and 53 basis points. The uncertainty of the municipal bond insurers' financial strength resulted in yield spikes during the reporting period, and yields rose across most of the municipal AAA curve, according to Municipal Market Data. At period-end, high grade municipal bond yields exceeded comparable Treasury yields across the yield curve, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF SEPTEMBER 30, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(6.) Source: (C) 2008 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The BC U.S. Treasury Index is the U.S. Treasury component of the U.S. Government index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.


                               10 | Annual Report

Franklin New York Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes.(1) As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.(1) The Fund invests at least 80% of its net assets in insured municipal securities.(2)

CREDIT QUALITY BREAKDOWN*
Franklin New York Insured Tax-Free Income Fund
Based on Total Long-Term Investments as of 9/30/08**

                                  (PIE CHART)

AAA .................   35.4%
AA ..................   44.5%
A ...................    2.9%
BBB .................    3.4%
Not Rated by S&P ....   13.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     1.4%       --
AA or Aa       6.5%       --
A              3.6%      2.3%
              ----       ---
Total         11.5%      2.3%

This annual report for Franklin New York Insured Tax-Free Income Fund covers the fiscal year ended September 30, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 33.


                               Annual Report | 11

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin New York Insured Tax-Free Income Fund 9/30/08

                          % OF TOTAL
                           LONG-TERM
                         INVESTMENTS*
                         ------------
Higher Education             20.1%
Other Revenue                15.1%
Subject to Government
Appropriations               14.0%
Prerefunded                  10.2%
Transportation                9.5%
Tax-Supported                 8.8%
Hospital & Health Care        8.0%
Utilities                     6.6%
General Obligation            5.6%
Corporate-Backed              1.6%
Housing                       0.5%

*    Does not include short-term investments and other net assets.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.37 on September 30, 2007, to $10.26 on September 30, 2008. The Fund's Class A shares paid dividends totaling 46.53 cents per share for the same period.(3) The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.31%, based on an annualization of the current 3.85 cent per share dividend and the maximum offering price of $10.72 on September 30, 2008. An investor in the 2008 maximum combined effective federal and New York state and City personal income tax bracket of 41.82% would need to earn a distribution rate of 7.41% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. The combination of our value-oriented philosophy of investing primarily

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               12 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin New York Insured Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
--------------   ----------   ----------
October 2007     3.76 cents   3.24 cents
November 2007    3.76 cents   3.24 cents
December 2007    3.85 cents   3.32 cents
January 2008     3.85 cents   3.32 cents
February 2008    3.85 cents   3.32 cents
March 2008       3.85 cents   3.32 cents
April 2008       3.85 cents   3.32 cents
May 2008         3.85 cents   3.32 cents
June 2008        3.95 cents   3.44 cents
July 2008        3.95 cents   3.44 cents
August 2008      3.95 cents   3.44 cents
September 2008   3.85 cents   3.34 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

for income and a positive sloping municipal yield curve favored the use of longer-term bonds. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide our shareholders with high, current, tax-free income.

Thank you for your participation in Franklin New York Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 13

Performance Summary as of 9/30/08

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRNYX)                                CHANGE   9/30/08   9/30/07
------------------------------------------             ------   -------   -------
Net Asset Value (NAV)                                  -$1.11    $10.26    $11.37
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                              $0.4653

CLASS C (SYMBOL: FNYKX)                                CHANGE   9/30/08   9/30/07
------------------------------------------             ------   -------   -------
Net Asset Value (NAV)                                  -$1.12    $10.43    $11.55
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                              $0.4025

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                                1-YEAR    5-YEAR   10-YEAR
------------------------------------------             ------   -------   -------
Cumulative Total Return(1)                             -5.91%    +8.64%   +37.11%
Average Annual Total Return(2)                         -9.87%    +0.79%    +2.76%
   Distribution Rate(3)                        4.31%
   Taxable Equivalent Distribution Rate(4)     7.41%
   30-Day Standardized Yield(5)                4.02%
   Taxable Equivalent Yield(4)                 6.91%
   Total Annual Operating Expenses(6)          0.68%

CLASS C                                                1-YEAR    5-YEAR   10-YEAR
------------------------------------------             ------   -------   -------
Cumulative Total Return(1)                             -6.42%    +5.66%   +29.97%
Average Annual Total Return(2)                         -7.33%    +1.11%    +2.66%
   Distribution Rate(3)                        3.84%
   Taxable Equivalent Distribution Rate(4)     6.60%
   30-Day Standardized Yield(5)                3.63%
   Taxable Equivalent Yield(4)                 6.24%
   Total Annual Operating Expenses(6)          1.23%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               14 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

            FRANKLIN NEW YORK INSURED TAX-FREE            BC
   DATE                INCOME FUND              MUNICIPAL BOND INDEX(7)   CPI(7)
----------  ----------------------------------  -----------------------  -------
 10/1/1998                $ 9,572                      $10,000           $10,000
10/31/1998                $ 9,577                      $10,000           $10,024
11/30/1998                $ 9,615                      $10,035           $10,024
12/31/1998                $ 9,627                      $10,060           $10,018
 1/31/1999                $ 9,715                      $10,180           $10,043
 2/28/1999                $ 9,687                      $10,135           $10,055
 3/31/1999                $ 9,701                      $10,149           $10,086
 4/30/1999                $ 9,714                      $10,175           $10,159
 5/31/1999                $ 9,660                      $10,116           $10,159
 6/30/1999                $ 9,539                      $ 9,970           $10,159
 7/31/1999                $ 9,544                      $10,006           $10,189
 8/31/1999                $ 9,448                      $ 9,926           $10,214
 9/30/1999                $ 9,419                      $ 9,930           $10,263
10/31/1999                $ 9,288                      $ 9,823           $10,281
11/30/1999                $ 9,378                      $ 9,927           $10,287
12/31/1999                $ 9,298                      $ 9,853           $10,287
 1/31/2000                $ 9,252                      $ 9,810           $10,318
 2/29/2000                $ 9,380                      $ 9,924           $10,379
 3/31/2000                $ 9,569                      $10,141           $10,465
 4/30/2000                $ 9,514                      $10,081           $10,471
 5/31/2000                $ 9,459                      $10,029           $10,483
 6/30/2000                $ 9,686                      $10,295           $10,538
 7/31/2000                $ 9,781                      $10,438           $10,562
 8/31/2000                $ 9,911                      $10,599           $10,562
 9/30/2000                $ 9,891                      $10,544           $10,617
10/31/2000                $ 9,978                      $10,659           $10,636
11/30/2000                $10,056                      $10,739           $10,642
12/31/2000                $10,308                      $11,005           $10,636
 1/31/2001                $10,342                      $11,114           $10,703
 2/28/2001                $10,385                      $11,149           $10,746
 3/31/2001                $10,456                      $11,249           $10,770
 4/30/2001                $10,398                      $11,127           $10,813
 5/31/2001                $10,479                      $11,247           $10,862
 6/30/2001                $10,533                      $11,322           $10,880
 7/31/2001                $10,670                      $11,490           $10,850
 8/31/2001                $10,818                      $11,679           $10,850
 9/30/2001                $10,749                      $11,640           $10,899
10/31/2001                $10,859                      $11,779           $10,862
11/30/2001                $10,808                      $11,679           $10,844
12/31/2001                $10,718                      $11,569           $10,801
 1/31/2002                $10,876                      $11,769           $10,825
 2/28/2002                $10,977                      $11,911           $10,868
 3/31/2002                $10,818                      $11,678           $10,929
 4/30/2002                $10,978                      $11,906           $10,990
 5/31/2002                $11,022                      $11,978           $10,990
 6/30/2002                $11,096                      $12,105           $10,996
 7/31/2002                $11,238                      $12,261           $11,009
 8/31/2002                $11,361                      $12,408           $11,045
 9/30/2002                $11,660                      $12,680           $11,064
10/31/2002                $11,486                      $12,470           $11,082
11/30/2002                $11,439                      $12,418           $11,082
12/31/2002                $11,701                      $12,680           $11,057
 1/31/2003                $11,664                      $12,648           $11,106
 2/28/2003                $11,808                      $12,824           $11,192
 3/31/2003                $11,832                      $12,832           $11,259
 4/30/2003                $11,936                      $12,917           $11,235
 5/31/2003                $12,193                      $13,219           $11,216
 6/30/2003                $12,145                      $13,163           $11,229
 7/31/2003                $11,718                      $12,702           $11,241
 8/31/2003                $11,803                      $12,797           $11,284
 9/30/2003                $12,075                      $13,173           $11,320
10/31/2003                $12,026                      $13,107           $11,308
11/30/2003                $12,154                      $13,244           $11,278
12/31/2003                $12,251                      $13,353           $11,265
 1/31/2004                $12,338                      $13,430           $11,320
 2/29/2004                $12,509                      $13,632           $11,381
 3/31/2004                $12,459                      $13,584           $11,455
 4/30/2004                $12,156                      $13,263           $11,491
 5/31/2004                $12,106                      $13,215           $11,559
 6/30/2004                $12,141                      $13,263           $11,595
 7/31/2004                $12,294                      $13,437           $11,577
 8/31/2004                $12,500                      $13,707           $11,583
 9/30/2004                $12,589                      $13,779           $11,608
10/31/2004                $12,722                      $13,898           $11,669
11/30/2004                $12,605                      $13,783           $11,675
12/31/2004                $12,771                      $13,951           $11,632
 1/31/2005                $12,905                      $14,082           $11,656
 2/28/2005                $12,875                      $14,035           $11,724
 3/31/2005                $12,823                      $13,947           $11,815
 4/30/2005                $12,981                      $14,166           $11,895
 5/31/2005                $13,071                      $14,267           $11,883
 6/30/2005                $13,162                      $14,355           $11,889
 7/31/2005                $13,086                      $14,290           $11,944
 8/31/2005                $13,211                      $14,434           $12,005
 9/30/2005                $13,121                      $14,337           $12,152
10/31/2005                $13,042                      $14,250           $12,176
11/30/2005                $13,088                      $14,319           $12,078
12/31/2005                $13,214                      $14,442           $12,029
 1/31/2006                $13,225                      $14,481           $12,121
 2/28/2006                $13,351                      $14,578           $12,145
 3/31/2006                $13,248                      $14,477           $12,213
 4/30/2006                $13,248                      $14,472           $12,317
 5/31/2006                $13,272                      $14,537           $12,378
 6/30/2006                $13,214                      $14,482           $12,402
 7/31/2006                $13,366                      $14,654           $12,439
 8/31/2006                $13,554                      $14,872           $12,463
 9/30/2006                $13,636                      $14,975           $12,402
10/31/2006                $13,719                      $15,069           $12,335
11/30/2006                $13,850                      $15,195           $12,317
12/31/2006                $13,802                      $15,141           $12,335
 1/31/2007                $13,766                      $15,102           $12,373
 2/28/2007                $13,945                      $15,301           $12,439
 3/31/2007                $13,872                      $15,264           $12,552
 4/30/2007                $13,919                      $15,309           $12,634
 5/31/2007                $13,858                      $15,241           $12,711
 6/30/2007                $13,770                      $15,162           $12,735
 7/31/2007                $13,877                      $15,280           $12,732
 8/31/2007                $13,716                      $15,214           $12,709
 9/30/2007                $13,945                      $15,439           $12,744
10/31/2007                $14,003                      $15,508           $12,771
11/30/2007                $14,050                      $15,607           $12,847
12/31/2007                $14,085                      $15,650           $12,838
 1/31/2008                $14,070                      $15,847           $12,902
 2/29/2008                $13,208                      $15,122           $12,940
 3/31/2008                $13,718                      $15,554           $13,052
 4/30/2008                $14,029                      $15,736           $13,131
 5/31/2008                $14,127                      $15,831           $13,242
 6/30/2008                $13,963                      $15,652           $13,375
 7/31/2008                $13,937                      $15,712           $13,445
 8/31/2008                $14,038                      $15,896           $13,392
 9/30/2008                $13,124                      $15,150           $13,373

AVERAGE ANNUAL TOTAL RETURN

CLASS A   9/30/08
-------   -------
1-Year     -9.87%
5-Year     +0.79%
10-Year    +2.76%

CLASS C (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

            FRANKLIN NEW YORK INSURED TAX-FREE            BC
   DATE                INCOME FUND              MUNICIPAL BOND INDEX(7)   CPI(7)
----------  ----------------------------------  -----------------------  -------
 10/1/1998                $10,000                      $10,000           $10,000
10/31/1998                $10,003                      $10,000           $10,024
11/30/1998                $10,040                      $10,035           $10,024
12/31/1998                $10,050                      $10,060           $10,018
 1/31/1999                $10,130                      $10,180           $10,043
 2/28/1999                $10,099                      $10,135           $10,055
 3/31/1999                $10,115                      $10,149           $10,086
 4/30/1999                $10,122                      $10,175           $10,159
 5/31/1999                $10,061                      $10,116           $10,159
 6/30/1999                $ 9,930                      $ 9,970           $10,159
 7/31/1999                $ 9,930                      $10,006           $10,189
 8/31/1999                $ 9,825                      $ 9,926           $10,214
 9/30/1999                $ 9,790                      $ 9,930           $10,263
10/31/1999                $ 9,659                      $ 9,823           $10,281
11/30/1999                $ 9,747                      $ 9,927           $10,287
12/31/1999                $ 9,651                      $ 9,853           $10,287
 1/31/2000                $ 9,600                      $ 9,810           $10,318
 2/29/2000                $ 9,727                      $ 9,924           $10,379
 3/31/2000                $ 9,917                      $10,141           $10,465
 4/30/2000                $ 9,856                      $10,081           $10,471
 5/31/2000                $ 9,795                      $10,029           $10,483
 6/30/2000                $10,032                      $10,295           $10,538
 7/31/2000                $10,125                      $10,438           $10,562
 8/31/2000                $10,254                      $10,599           $10,562
 9/30/2000                $10,220                      $10,544           $10,617
10/31/2000                $10,313                      $10,659           $10,636
11/30/2000                $10,389                      $10,739           $10,642
12/31/2000                $10,641                      $11,005           $10,636
 1/31/2001                $10,671                      $11,114           $10,703
 2/28/2001                $10,710                      $11,149           $10,746
 3/31/2001                $10,787                      $11,249           $10,770
 4/30/2001                $10,723                      $11,127           $10,813
 5/31/2001                $10,800                      $11,247           $10,862
 6/30/2001                $10,850                      $11,322           $10,880
 7/31/2001                $10,985                      $11,490           $10,850
 8/31/2001                $11,130                      $11,679           $10,850
 9/30/2001                $11,054                      $11,640           $10,899
10/31/2001                $11,161                      $11,779           $10,862
11/30/2001                $11,105                      $11,679           $10,844
12/31/2001                $11,008                      $11,569           $10,801
 1/31/2002                $11,163                      $11,769           $10,825
 2/28/2002                $11,270                      $11,911           $10,868
 3/31/2002                $11,094                      $11,678           $10,929
 4/30/2002                $11,251                      $11,906           $10,990
 5/31/2002                $11,301                      $11,978           $10,990
 6/30/2002                $11,370                      $12,105           $10,996
 7/31/2002                $11,508                      $12,261           $11,009
 8/31/2002                $11,638                      $12,408           $11,045
 9/30/2002                $11,925                      $12,680           $11,064
10/31/2002                $11,744                      $12,470           $11,082
11/30/2002                $11,691                      $12,418           $11,082
12/31/2002                $11,961                      $12,680           $11,057
 1/31/2003                $11,919                      $12,648           $11,106
 2/28/2003                $12,059                      $12,824           $11,192
 3/31/2003                $12,077                      $12,832           $11,259
 4/30/2003                $12,177                      $12,917           $11,235
 5/31/2003                $12,431                      $13,219           $11,216
 6/30/2003                $12,376                      $13,163           $11,229
 7/31/2003                $11,940                      $12,702           $11,241
 8/31/2003                $12,020                      $12,797           $11,284
 9/30/2003                $12,297                      $13,173           $11,320
10/31/2003                $12,242                      $13,107           $11,308
11/30/2003                $12,364                      $13,244           $11,278
12/31/2003                $12,456                      $13,353           $11,265
 1/31/2004                $12,527                      $13,430           $11,320
 2/29/2004                $12,704                      $13,632           $11,381
 3/31/2004                $12,648                      $13,584           $11,455
 4/30/2004                $12,338                      $13,263           $11,491
 5/31/2004                $12,283                      $13,215           $11,559
 6/30/2004                $12,301                      $13,263           $11,595
 7/31/2004                $12,448                      $13,437           $11,577
 8/31/2004                $12,660                      $13,707           $11,583
 9/30/2004                $12,754                      $13,779           $11,608
10/31/2004                $12,870                      $13,898           $11,669
11/30/2004                $12,758                      $13,783           $11,675
12/31/2004                $12,918                      $13,951           $11,632
 1/31/2005                $13,035                      $14,082           $11,656
 2/28/2005                $12,999                      $14,035           $11,724
 3/31/2005                $12,940                      $13,947           $11,815
 4/30/2005                $13,102                      $14,166           $11,895
 5/31/2005                $13,186                      $14,267           $11,883
 6/30/2005                $13,271                      $14,355           $11,889
 7/31/2005                $13,189                      $14,290           $11,944
 8/31/2005                $13,319                      $14,434           $12,005
 9/30/2005                $13,202                      $14,337           $12,152
10/31/2005                $13,129                      $14,250           $12,176
11/30/2005                $13,168                      $14,319           $12,078
12/31/2005                $13,286                      $14,442           $12,029
 1/31/2006                $13,292                      $14,481           $12,121
 2/28/2006                $13,411                      $14,578           $12,145
 3/31/2006                $13,302                      $14,477           $12,213
 4/30/2006                $13,296                      $14,472           $12,317
 5/31/2006                $13,313                      $14,537           $12,378
 6/30/2006                $13,250                      $14,482           $12,402
 7/31/2006                $13,405                      $14,654           $12,439
 8/31/2006                $13,573                      $14,872           $12,463
 9/30/2006                $13,648                      $14,975           $12,402
10/31/2006                $13,736                      $15,069           $12,335
11/30/2006                $13,858                      $15,195           $12,317
12/31/2006                $13,805                      $15,141           $12,335
 1/31/2007                $13,752                      $15,102           $12,373
 2/28/2007                $13,934                      $15,301           $12,439
 3/31/2007                $13,855                      $15,264           $12,552
 4/30/2007                $13,895                      $15,309           $12,634
 5/31/2007                $13,828                      $15,241           $12,711
 6/30/2007                $13,723                      $15,162           $12,735
 7/31/2007                $13,833                      $15,280           $12,732
 8/31/2007                $13,657                      $15,214           $12,709
 9/30/2007                $13,888                      $15,439           $12,744
10/31/2007                $13,938                      $15,508           $12,771
11/30/2007                $13,978                      $15,607           $12,847
12/31/2007                $14,006                      $15,650           $12,838
 1/31/2008                $13,997                      $15,847           $12,902
 2/29/2008                $13,123                      $15,122           $12,940
 3/31/2008                $13,628                      $15,554           $13,052
 4/30/2008                $13,925                      $15,736           $13,131
 5/31/2008                $14,014                      $15,831           $13,242
 6/30/2008                $13,848                      $15,652           $13,375
 7/31/2008                $13,816                      $15,712           $13,445
 8/31/2008                $13,921                      $15,896           $13,392
 9/30/2008                $12,997                      $15,150           $13,373

AVERAGE ANNUAL TOTAL RETURN

CLASS C   9/30/08
-------   -------
1-Year     -7.33%
5-Year     +1.11%
10-Year    +2.66%


                               Annual Report | 15

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 9/30/08.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/08.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Source: (C) 2008 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               16 | Annual Report

Your Fund's Expenses

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
                                             VALUE 4/1/08     VALUE 9/30/08  PERIOD* 4/1/08-9/30/08
                                          -----------------  --------------  ----------------------
CLASS A
Actual                                          $1,000          $  956.40             $3.28
Hypothetical (5% return before expenses)        $1,000          $1,021.65             $3.39
CLASS C
Actual                                          $1,000          $  953.50             $5.96
Hypothetical (5% return before expenses)        $1,000          $1,018.90             $6.16

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                               18 | Annual Report

Franklin New York Intermediate-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes.(1) As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.(1) The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.

CREDIT QUALITY BREAKDOWN*
Franklin New York Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 9/30/08**

                                  (PIE CHART)

AAA ................   27.5%
AA .................   45.3%
A ..................    6.6%
BBB ................    5.9%
Not Rated by S&P ...   14.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
----------   -------   --------
AAA or Aaa     3.0%        --
AA or Aa       4.2%       0.9%
A              5.3%        --
BBB or Baa     0.4%       0.9%
              ----        ---
Total         12.9%       1.8%

This annual report for Franklin New York Intermediate-Term Tax-Free Income Fund covers the fiscal year ended September 30, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 40.


                               Annual Report | 19

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin New York Intermediate-Term Tax-Free Income Fund 9/30/08

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
General Obligation                          20.3%
Subject to Government Appropriations        16.1%
Hospital & Health Care                      12.6%
Higher Education                            12.5%
Transportation                              10.2%
Utilities                                    9.0%
Tax-Supported                                6.9%
Prerefunded                                  6.7%
Other Revenue                                3.3%
Corporate-Backed                             2.1%
Housing                                      0.3%

*    Does not include short-term investments and other net assets.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $10.80 on September 30, 2007, to $10.37 on September 30, 2008. The Fund's Class A shares paid dividends totaling 39.69 cents per share for the same period.(2) The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.59%, based on an annualization of the current 3.17 cent per share dividend and the maximum offering price of $10.61 on September 30, 2008. An investor in the 2008 maximum combined effective federal and New York state and City personal income tax bracket of 41.82% would need to earn a distribution rate of 6.17% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

During the reporting period, the Fund was able to purchase short-term securities at atypically high yields due to the disruption in the municipal bond market. As we mentioned in the municipal bond market overview, dealers were forced to boost short-term yields to entice investors to purchase the securities and reduce inventory. Once the liquidity issue was addressed, short-term securities such as variable rate demand notes trended back to lower yields. In addition, the Fund was subject to bond calls and had prerefunded bonds that reached their maturity or call dates. The Fund reinvested proceeds and cash flows at current, lower interest rates, which tended to reduce the Fund's income and caused dividend distributions to decline, as shown in the dividend distributions table.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               20 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin New York Intermediate-Term Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
--------------   ----------   ----------
October 2007     3.33 cents   2.84 cents
November 2007    3.33 cents   2.84 cents
December 2007    3.33 cents   2.83 cents
January 2008     3.33 cents   2.83 cents
February 2008    3.33 cents   2.83 cents
March 2008       3.33 cents   2.81 cents
April 2008       3.33 cents   2.81 cents
May 2008         3.33 cents   2.81 cents
June 2008        3.33 cents   2.83 cents
July 2008        3.17 cents   2.67 cents
August 2008      3.17 cents   2.67 cents
September 2008   3.17 cents   2.67 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

Consistent with our strategy, we typically look to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of 3 to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide our shareholders with high, current, tax-free income.

Thank you for your participation in Franklin New York Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 21

Performance Summary as of 9/30/08

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKNIX)                     CHANGE   9/30/08   9/30/07
-------------------------------             ------   -------   -------
Net Asset Value (NAV)                       -$0.43    $10.37    $10.80
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.3969

CLASS C (SYMBOL: FKNCX)                     CHANGE   9/30/08   9/30/07
-------------------------------             ------   -------   -------
Net Asset Value (NAV)                       -$0.44    $10.38    $10.82
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.3360

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                            1-YEAR  5-YEAR    10-YEAR
------------------------------------------         ------  -------   --------
Cumulative Total Return(2)                         -0.39%  +11.02%   +44.35%
Average Annual Total Return(3)                     -2.65%  + 1.64%   + 3.50%
   Distribution Rate(4)                     3.59%
   Taxable Equivalent Distribution Rate(5)  6.17%
   30-Day Standardized Yield(6)             3.20%
   Taxable Equivalent Yield(5)              5.50%
   Total Annual Operating Expenses(7)       0.74%

CLASS C                                            1-YEAR  5-YEAR   INCEPTION (7/1/03)
------------------------------------------         ------  ------   ------------------
Cumulative Total Return(2)                         -1.04%  +7.99%         +7.86%
Average Annual Total Return(3)                     -2.00%  +1.55%         +1.45%
   Distribution Rate(4)                     3.09%
   Taxable Equivalent Distribution Rate(5)  5.31%
   30-Day Standardized Yield(6)             2.72%
   Taxable Equivalent Yield(5)              4.68%
   Total Annual Operating Expenses(7)       1.29%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               22 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

                                                            BC
             FRANKLIN NEW YORK INTERMEDIATE-TERM   MUNICIPAL BOND INDEX:
   DATE             TAX-FREE INCOME FUND            10-YEAR COMPONENT(8)    CPI(8)
----------   -----------------------------------   ---------------------   -------
 10/1/1998                     $ 9,774                    $10,000          $10,000
10/31/1998                     $ 9,785                    $10,004          $10,024
11/30/1998                     $ 9,825                    $10,034          $10,024
12/31/1998                     $ 9,864                    $10,065          $10,018
 1/31/1999                     $10,004                    $10,220          $10,043
 2/28/1999                     $ 9,943                    $10,128          $10,055
 3/31/1999                     $ 9,944                    $10,123          $10,086
 4/30/1999                     $ 9,973                    $10,150          $10,159
 5/31/1999                     $ 9,909                    $10,079          $10,159
 6/30/1999                     $ 9,742                    $ 9,891          $10,159
 7/31/1999                     $ 9,781                    $ 9,958          $10,189
 8/31/1999                     $ 9,717                    $ 9,921          $10,214
 9/30/1999                     $ 9,738                    $ 9,954          $10,263
10/31/1999                     $ 9,637                    $ 9,884          $10,281
11/30/1999                     $ 9,735                    $ 9,992          $10,287
12/31/1999                     $ 9,691                    $ 9,940          $10,287
 1/31/2000                     $ 9,637                    $ 9,899          $10,318
 2/29/2000                     $ 9,728                    $ 9,977          $10,379
 3/31/2000                     $ 9,907                    $10,171          $10,465
 4/30/2000                     $ 9,873                    $10,120          $10,471
 5/31/2000                     $ 9,820                    $10,060          $10,483
 6/30/2000                     $10,060                    $10,333          $10,538
 7/31/2000                     $10,184                    $10,476          $10,562
 8/31/2000                     $10,338                    $10,639          $10,562
 9/30/2000                     $10,303                    $10,590          $10,617
10/31/2000                     $10,408                    $10,698          $10,636
11/30/2000                     $10,463                    $10,757          $10,642
12/31/2000                     $10,701                    $11,010          $10,636
 1/31/2001                     $10,817                    $11,152          $10,703
 2/28/2001                     $10,842                    $11,170          $10,746
 3/31/2001                     $10,938                    $11,265          $10,770
 4/30/2001                     $10,839                    $11,126          $10,813
 5/31/2001                     $10,956                    $11,247          $10,862
 6/30/2001                     $11,019                    $11,314          $10,880
 7/31/2001                     $11,146                    $11,469          $10,850
 8/31/2001                     $11,324                    $11,665          $10,850
 9/30/2001                     $11,284                    $11,649          $10,899
10/31/2001                     $11,401                    $11,793          $10,862
11/30/2001                     $11,307                    $11,641          $10,844
12/31/2001                     $11,170                    $11,518          $10,801
 1/31/2002                     $11,372                    $11,735          $10,825
 2/28/2002                     $11,532                    $11,903          $10,868
 3/31/2002                     $11,271                    $11,658          $10,929
 4/30/2002                     $11,537                    $11,928          $10,990
 5/31/2002                     $11,577                    $11,985          $10,990
 6/30/2002                     $11,725                    $12,134          $10,996
 7/31/2002                     $11,874                    $12,295          $11,009
 8/31/2002                     $12,024                    $12,455          $11,045
 9/30/2002                     $12,272                    $12,752          $11,064
10/31/2002                     $12,050                    $12,521          $11,082
11/30/2002                     $11,947                    $12,418          $11,082
12/31/2002                     $12,231                    $12,690          $11,057
 1/31/2003                     $12,170                    $12,622          $11,106
 2/28/2003                     $12,376                    $12,840          $11,192
 3/31/2003                     $12,370                    $12,846          $11,259
 4/30/2003                     $12,475                    $12,942          $11,235
 5/31/2003                     $12,806                    $13,312          $11,216
 6/30/2003                     $12,730                    $13,249          $11,229
 7/31/2003                     $12,214                    $12,693          $11,241
 8/31/2003                     $12,331                    $12,801          $11,284
 9/30/2003                     $12,710                    $13,232          $11,320
10/31/2003                     $12,600                    $13,131          $11,308
11/30/2003                     $12,729                    $13,273          $11,278
12/31/2003                     $12,825                    $13,413          $11,265
 1/31/2004                     $12,885                    $13,469          $11,320
 2/29/2004                     $13,097                    $13,706          $11,381
 3/31/2004                     $12,985                    $13,628          $11,455
 4/30/2004                     $12,675                    $13,252          $11,491
 5/31/2004                     $12,668                    $13,260          $11,559
 6/30/2004                     $12,693                    $13,304          $11,595
 7/31/2004                     $12,858                    $13,486          $11,577
 8/31/2004                     $13,107                    $13,781          $11,583
 9/30/2004                     $13,156                    $13,855          $11,608
10/31/2004                     $13,252                    $13,965          $11,669
11/30/2004                     $13,088                    $13,807          $11,675
12/31/2004                     $13,232                    $13,969          $11,632
 1/31/2005                     $13,306                    $14,087          $11,656
 2/28/2005                     $13,224                    $13,999          $11,724
 3/31/2005                     $13,106                    $13,876          $11,815
 4/30/2005                     $13,324                    $14,145          $11,895
 5/31/2005                     $13,386                    $14,240          $11,883
 6/30/2005                     $13,449                    $14,322          $11,889
 7/31/2005                     $13,354                    $14,200          $11,944
 8/31/2005                     $13,465                    $14,373          $12,005
 9/30/2005                     $13,381                    $14,243          $12,152
10/31/2005                     $13,285                    $14,134          $12,176
11/30/2005                     $13,347                    $14,222          $12,078
12/31/2005                     $13,435                    $14,352          $12,029
 1/31/2006                     $13,473                    $14,399          $12,121
 2/28/2006                     $13,536                    $14,484          $12,145
 3/31/2006                     $13,426                    $14,336          $12,213
 4/30/2006                     $13,416                    $14,310          $12,317
 5/31/2006                     $13,481                    $14,408          $12,378
 6/30/2006                     $13,409                    $14,344          $12,402
 7/31/2006                     $13,551                    $14,535          $12,439
 8/31/2006                     $13,743                    $14,783          $12,463
 9/30/2006                     $13,823                    $14,891          $12,402
10/31/2006                     $13,890                    $14,981          $12,335
11/30/2006                     $13,971                    $15,099          $12,317
12/31/2006                     $13,924                    $15,028          $12,335
 1/31/2007                     $13,877                    $14,961          $12,373
 2/28/2007                     $14,035                    $15,172          $12,439
 3/31/2007                     $14,001                    $15,141          $12,552
 4/30/2007                     $14,031                    $15,188          $12,634
 5/31/2007                     $13,970                    $15,110          $12,711
 6/30/2007                     $13,910                    $15,028          $12,735
 7/31/2007                     $14,031                    $15,164          $12,732
 8/31/2007                     $14,010                    $15,201          $12,709
 9/30/2007                     $14,171                    $15,405          $12,744
10/31/2007                     $14,215                    $15,458          $12,771
11/30/2007                     $14,338                    $15,629          $12,847
12/31/2007                     $14,368                    $15,673          $12,838
 1/31/2008                     $14,571                    $15,992          $12,902
 2/29/2008                     $14,069                    $15,328          $12,940
 3/31/2008                     $14,380                    $15,722          $13,052
 4/30/2008                     $14,451                    $15,815          $13,131
 5/31/2008                     $14,522                    $15,894          $13,242
 6/30/2008                     $14,406                    $15,729          $13,375
 7/31/2008                     $14,475                    $15,850          $13,445
 8/31/2008                     $14,626                    $16,072          $13,392
 9/30/2008                     $14,109                    $15,489          $13,373

AVERAGE ANNUAL TOTAL RETURN

CLASS A   9/30/08
-------   -------
1-Year     -2.65%
5-Year     +1.64%
10-Year    +3.50%

CLASS C (7/1/03-9/30/08)

                               (PERFORMANCE GRAPH)

                                                            BC
             FRANKLIN NEW YORK INTERMEDIATE-TERM   MUNICIPAL BOND INDEX:
   DATE             TAX-FREE INCOME FUND            10-YEAR COMPONENT(8)    CPI(8)
----------   -----------------------------------   ---------------------   -------
  7/1/2003                 $10,000                        $10,000          $10,000
 7/31/2003                 $ 9,589                        $ 9,580          $10,011
 8/31/2003                 $ 9,685                        $ 9,662          $10,049
 9/30/2003                 $ 9,978                        $ 9,988          $10,082
10/31/2003                 $ 9,887                        $ 9,911          $10,071
11/30/2003                 $ 9,983                        $10,018          $10,044
12/31/2003                 $10,053                        $10,124          $10,033
 1/31/2004                 $10,097                        $10,167          $10,082
 2/29/2004                 $10,257                        $10,345          $10,136
 3/31/2004                 $10,165                        $10,286          $10,201
 4/30/2004                 $ 9,918                        $10,002          $10,234
 5/31/2004                 $ 9,908                        $10,008          $10,294
 6/30/2004                 $ 9,932                        $10,042          $10,327
 7/31/2004                 $10,047                        $10,179          $10,310
 8/31/2004                 $10,246                        $10,402          $10,316
 9/30/2004                 $10,270                        $10,457          $10,338
10/31/2004                 $10,340                        $10,541          $10,392
11/30/2004                 $10,217                        $10,421          $10,397
12/31/2004                 $10,315                        $10,544          $10,359
 1/31/2005                 $10,368                        $10,633          $10,381
 2/28/2005                 $10,308                        $10,566          $10,441
 3/31/2005                 $10,202                        $10,474          $10,523
 4/30/2005                 $10,367                        $10,676          $10,593
 5/31/2005                 $10,420                        $10,748          $10,582
 6/30/2005                 $10,464                        $10,810          $10,588
 7/31/2005                 $10,376                        $10,718          $10,637
 8/31/2005                 $10,458                        $10,848          $10,691
 9/30/2005                 $10,388                        $10,750          $10,822
10/31/2005                 $10,318                        $10,668          $10,844
11/30/2005                 $10,353                        $10,735          $10,757
12/31/2005                 $10,425                        $10,833          $10,713
 1/31/2006                 $10,440                        $10,868          $10,795
 2/28/2006                 $10,484                        $10,933          $10,817
 3/31/2006                 $10,395                        $10,820          $10,876
 4/30/2006                 $10,382                        $10,801          $10,969
 5/31/2006                 $10,426                        $10,875          $11,023
 6/30/2006                 $10,376                        $10,826          $11,045
 7/31/2006                 $10,481                        $10,971          $11,078
 8/31/2006                 $10,615                        $11,158          $11,100
 9/30/2006                 $10,682                        $11,240          $11,045
10/31/2006                 $10,720                        $11,307          $10,985
11/30/2006                 $10,787                        $11,397          $10,969
12/31/2006                 $10,746                        $11,343          $10,985
 1/31/2007                 $10,705                        $11,292          $11,019
 2/28/2007                 $10,822                        $11,451          $11,078
 3/31/2007                 $10,790                        $11,428          $11,179
 4/30/2007                 $10,808                        $11,464          $11,251
 5/31/2007                 $10,757                        $11,405          $11,320
 6/30/2007                 $10,696                        $11,343          $11,342
 7/31/2007                 $10,784                        $11,446          $11,339
 8/31/2007                 $10,773                        $11,474          $11,318
 9/30/2007                 $10,891                        $11,627          $11,349
10/31/2007                 $10,920                        $11,668          $11,374
11/30/2007                 $11,009                        $11,797          $11,441
12/31/2007                 $11,028                        $11,830          $11,434
 1/31/2008                 $11,178                        $12,070          $11,490
 2/29/2008                 $10,789                        $11,569          $11,524
 3/31/2008                 $11,011                        $11,867          $11,624
 4/30/2008                 $11,071                        $11,937          $11,694
 5/31/2008                 $11,120                        $11,997          $11,793
 6/30/2008                 $11,015                        $11,872          $11,912
 7/31/2008                 $11,073                        $11,964          $11,974
 8/31/2008                 $11,184                        $12,131          $11,926
 9/30/2008                 $10,786                        $11,691          $11,910

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    9/30/08
------------------------   -------
1-Year                      -2.00%
5-Year                      +1.55%
Since Inception (7/1/03)    +1.45%


                               Annual Report | 23

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 9/30/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2008 Morningstar. The BC Municipal Bond Index: 10-Year
     Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and pre-refunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               24 | Annual Report

Your Fund's Expenses

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 4/1/08      VALUE 9/30/08   PERIOD* 4/1/08-9/30/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                            $1,000          $  981.40             $3.62
Hypothetical (5% return before expenses)          $1,000          $1,021.35             $3.69
CLASS C
Actual                                            $1,000          $  978.60             $6.38
Hypothetical (5% return before expenses)          $1,000          $1,018.55             $6.51

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.73% and C: 1.29%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                               26 | Annual Report

Franklin New York
Tax-Exempt Money Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Tax-Exempt Money Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management, preservation of capital and liquidity by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes.(1) As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.(1) The Fund tries to maintain a stable $1.00 share price.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin New York Tax-Exempt Money Fund covers the fiscal year ended September 30, 2008.

PERFORMANCE OVERVIEW

Short-term yields increased late in the fiscal year. Largely as a result, Franklin New York Tax-Exempt Money Fund's seven-day effective yield increased from 3.22% on September 30, 2007, to 4.98% on September 30, 2008.

INVESTMENT STRATEGY

We invest predominantly in high-quality, short-term municipal securities. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that a portion of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

MANAGER'S DISCUSSION

Short-term municipal yields increased dramatically during the last few weeks of the Fund's fiscal year as problems at several investment banks, including Lehman Brothers' high-profile bankruptcy, brought a glut of short-term securities to the market. This technical imbalance forced remarketing agents to push

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 49.


                               Annual Report | 27

PORTFOLIO BREAKDOWN
Franklin New York Tax-Exempt Money Fund 9/30/08

                                      % OF TOTAL
                                     INVESTMENTS
                                     -----------
Variable Rate Notes                      84.3%
Notes and Bonds                          11.1%
Put or Option Tender Bonds                4.6%

PERFORMANCE SUMMARY(1)
SYMBOL: FRNXX
Franklin New York Tax-Exempt Money Fund 9/30/08

Seven-day effective yield(2)             4.98%
Seven-day annualized yield               4.86%
Taxable equivalent yield(3)              8.03%
Total annual operating expenses(4)
   Without Waiver                        0.79%
   With Waiver                           0.64%

(1.) If the manager had not waived fees, the Fund's effective and annualized yields would have been 4.83% and 4.72%.

(2.) The seven-day effective yield assumes the compounding of daily dividends.

(3.) Taxable equivalent yield assumes the published rates as of 6/27/08 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report.

Annualized and effective yields are for the seven-day period ended 9/30/08. The Fund's average weighted maturity was 21 days. Yields reflect Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED TO LIMIT ITS FEE AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.64% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 1/31/09.

yields higher on some short-term obligations to entice buyers. The Securities Industry and Financial Market Association (SIFMA) Municipal Swap Index, a benchmark for variable rate securities, which make up a large portion of Franklin New York Tax-Exempt Money Fund, surged to a period high of 7.96% on September 24, 2008.(2) However, such volatility in short-term rates is highly unusual, and for the 12 months under review, the SIFMA Municipal Swap Index had a 2.61% average rate.(2)

During the reporting period, the Fund participated in several issues including New York State Thruway Authority Personal Income Tax bonds, Nassau County New York Interim Finance Authority variable rate demand notes, and Triborough Bridge and Tunnel Authority variable rate demand notes.

Thank you for your participation in Franklin New York Tax-Exempt Money Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(2.) Source: Thomson Financial. The SIFMA Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria.

TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

To calm money market investor fears, the federal government offered a temporary guarantee program in late September. The program provides federal insurance to protect the $1.00 value of shares held as of the close of business on September 19, 2008, and will continue until December 18, 2008, unless extended by the U.S. Treasury. Although we have historically maintained a $1.00 share price, we enrolled in the temporary guarantee program as we believed it was an encouraging development for market stability and shareholders' peace of mind. Please see
Note 7 in the Notes to Financial Statements on page 65 for more details.

- The program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the Fund at the close of business on September 19, 2008.

- Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

- If a shareholder closes an account in the Fund, any future investment in the Fund will not be guaranteed.

- If a shareholder's number of shares fluctuates over the period, the shareholder will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

-    The program expires on December 18, 2008, unless extended by the U.S.
     Treasury.


                               28 | Annual Report

Your Fund's Expenses

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 29

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 4/1/08      VALUE 9/30/08   PERIOD* 4/1/08-9/30/08
                                           -----------------   --------------   ----------------------
Actual                                           $1,000           $1,007.40              $3.21
Hypothetical (5% return before expenses)         $1,000           $1,021.80              $3.23

* Expenses are calculated using the most resent six month annualized expense ratio, net of expense waiver, of 0.64%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                               30 | Annual Report

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                                           YEAR ENDED SEPTEMBER 30,                      YEAR ENDED
                                                         ------------------------------------------------------------   DECEMBER 31,
CLASS A                                                    2008         2007         2006         2005        2004(a)       2003
------------------------------------------------------   --------     --------     --------     --------     --------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $  11.37     $  11.58     $  11.62     $  11.64     $  11.71     $  11.69
                                                         --------     --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ..........................       0.46         0.46         0.48         0.50         0.39         0.52
   Net realized and unrealized gains (losses) ........      (1.10)       (0.20)       (0.04)       (0.01)       (0.07)        0.02
                                                         --------     --------     --------     --------     --------     --------
Total from investment operations .....................      (0.64)        0.26         0.44         0.49         0.32         0.54
                                                         --------     --------     --------     --------     --------     --------
Less distributions from net investment income ........      (0.47)       (0.47)       (0.48)       (0.51)       (0.39)       (0.52)
                                                         --------     --------     --------     --------     --------     --------
Redemption fees(d) ...................................         --(e)        --(e)        --(e)        --(e)        --           --
                                                         --------     --------     --------     --------     --------     --------
Net asset value, end of year .........................   $  10.26     $  11.37     $  11.58     $  11.62     $  11.64     $  11.71
                                                         ========     ========     ========     ========     ========     ========
Total return(f) ......................................      (5.91)%       2.24%        3.90%        4.23%        2.77%        4.69%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .............................................       0.66%        0.68%        0.70%        0.70%        0.71%        0.71%
Net investment income ................................       4.15%        4.04%        4.17%        4.25%        4.44%        4.44%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $467,321     $518,353     $326,772     $304,673     $292,813     $296,917
Portfolio turnover rate ..............................      20.16%       33.49%       24.10%       13.65%        7.96%        7.96%

(a)  For the period January 1, 2004 to September 30, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                                         YEAR ENDED SEPTEMBER 30,                   YEAR ENDED
                                                         -------------------------------------------------------   DECEMBER 31,
CLASS C                                                    2008        2007        2006        2005      2004(a)       2003
------------------------------------------------------   -------     -------     -------     -------     -------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $ 11.55     $ 11.75     $ 11.78     $ 11.81     $ 11.87     $ 11.84
                                                         -------     -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ..........................      0.41        0.41        0.42        0.44        0.34        0.46
   Net realized and unrealized gains (losses) ........     (1.13)      (0.21)      (0.03)      (0.03)      (0.06)       0.02
                                                         -------     -------     -------     -------     -------     -------
Total from investment operations .....................     (0.72)       0.20        0.39        0.41        0.28        0.48
                                                         -------     -------     -------     -------     -------     -------
Less distributions from net investment income ........     (0.40)      (0.40)      (0.42)      (0.44)      (0.34)      (0.45)
                                                         -------     -------     -------     -------     -------     -------
Redemption fees(d) ...................................        --(e)       --(e)       --(e)       --(e)       --          --
                                                         -------     -------     -------     -------     -------     -------
Net asset value, end of year .........................   $ 10.43     $ 11.55     $ 11.75     $ 11.78     $ 11.81     $ 11.87
                                                         =======     =======     =======     =======     =======     =======
Total return(f) ......................................     (6.42)%      1.74%       3.36%       3.52%       2.40%       4.12%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .............................................      1.21%       1.23%       1.25%       1.25%       1.26%       1.27%
Net investment income ................................      3.60%       3.49%       3.62%       3.70%       3.89%       3.88%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $57,754     $53,452     $44,446     $40,110     $37,606     $39,803
Portfolio turnover rate ..............................     20.16%      33.49%      24.10%      13.65%       7.96%       7.96%

(a)  For the period January 1, 2004 to September 30, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008

                                                                                                PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                    AMOUNT         VALUE
--------------------------------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS 97.1%
    NEW YORK 97.1%
    Amherst IDA Civic Facility Revenue, University of Buffalo Foundation, Student Housing,
       Creekside Project, Series A, AMBAC Insured, 5.00%, 8/01/32 ..........................   $ 2,785,000   $  2,554,430
    Babylon IDA Civic Facility Revenue, Winthrop South Nassau University Health Systems
       East Inc. Project, Series A, AMBAC Insured, 6.00%, 8/01/24 ..........................     4,020,000      4,142,811
    Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09 ..................................       200,000        204,810
    Buffalo Municipal Water Finance Authority Water System Revenue, FSA Insured,
       Pre-Refunded, 6.00%,
       7/01/26 .............................................................................     1,185,000      1,229,675
       7/01/29 .............................................................................     3,000,000      3,113,100
    Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/09 ..........       900,000        925,740
    Erie County GO, Sewer District, Series B, MBIA Insured, 5.00%, 12/01/35 ................     2,000,000      1,767,600
    Fredonia Central School District GO, Refunding, FGIC Insured, 5.00%, 6/01/19 ...........     2,300,000      2,395,979
    Hempstead Town IDA Civic Facilities Revenue, Hofstra University Project, MBIA Insured,
       5.80%, 7/01/15 ......................................................................     1,340,000      1,342,921
    Hudson Yards Infrastructure Corp. Revenue, Series A, FSA Insured, 5.00%, 2/15/47 .......    15,000,000     13,584,900
    Liberty Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%, 10/01/35 .........    10,000,000      8,268,000
    Long Island Power Authority Electric System Revenue, General, Refunding, Series E,
       BHAC Insured, 5.00%, 12/01/22 .......................................................     9,200,000      9,089,140
    Madison County IDA Civic Facility Revenue,
       Colgate University Project, Series A, AMBAC Insured, 5.00%, 7/01/35 .................     6,165,000      5,834,309
       Colgate University Project, Series A, MBIA Insured, 5.00%, 7/01/39 ..................     3,750,000      3,499,313
       Morrisville State College Foundation, Series A, CIFG Insured, 5.00%, 6/01/37 ........     1,000,000        860,930
    Middle Country Central School District Centereach GO, FSA Insured, 4.875%, 6/01/20 .....     1,650,000      1,664,471
    Monroe County IDA Civic Facility Revenue, Nazareth College Rochester Project, MBIA
       Insured,
       5.25%, 10/01/21 .....................................................................     1,520,000      1,518,571
       5.00%, 10/01/31 .....................................................................     3,100,000      2,801,780
    Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 2/15/13 .......     1,055,000      1,165,764
    MTA Commuter Facilities Revenue, Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/23 ...     3,000,000      3,170,610
    MTA Dedicated Tax Fund Revenue,
       Refunding, Series A, MBIA Insured, 5.00%, 11/15/30 ..................................     8,000,000      7,273,360
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ................................     2,500,000      2,628,700
       Series A, MBIA Insured, 5.00%, 11/15/35 .............................................    16,000,000     14,356,960
    MTA Revenue, Refunding, Series A, FGIC Insured, 5.25%, 11/15/31 ........................     4,000,000      3,740,880
    MTA Service Contract Revenue,
       Refunding, AMBAC Insured, 5.00%, 7/01/30 ............................................     7,000,000      6,516,650
       Series B, MBIA Insured, 5.00%, 1/01/31 ..............................................     3,000,000      2,751,000
    Nassau County GO, Public Improvement, Series E, FSA Insured, Pre-Refunded, 6.00%,
       3/01/20 .............................................................................     1,510,000      1,585,591
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
       Pre-Refunded, 5.75%, 8/01/29 ........................................................     2,655,000      2,770,413
    New York City Educational Construction Fund Revenue, Series A, BHAC Insured, 5.00%,
       4/01/37 .............................................................................    19,750,000     18,607,462
    New York City GO,
       Refunding, Series A, FSA Insured, 5.00%, 8/01/26 ....................................     9,450,000      8,800,029
       Series A, MBIA Insured, 6.00%, 5/15/30 ..............................................        15,000         15,660
       Series A, MBIA Insured, Pre-Refunded, 6.00%, 5/15/30 ................................     1,985,000      2,116,030
       Series D1, 5.125%, 12/01/28 .........................................................     5,000,000      4,720,650


                               Annual Report | 33

Franklin New York Tax-Free Trust

                                                                                                PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                    AMOUNT         VALUE
--------------------------------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York City GO, (continued)
       Series I, MBIA Insured, 5.00%, 4/15/29 ..............................................   $ 2,345,000   $  2,179,935
       Series I, MBIA Insured, Pre-Refunded, 5.00%, 4/15/29 ................................       655,000        670,962
    New York City Health and Hospital Corp. Revenue, Health System, Series A, FSA Insured,
       5.125%, 2/15/23 .....................................................................     3,890,000      3,895,096
    New York City IDA Civic Facility Revenue, Polytechnic Prep Country Day School, FSA
       Insured, 5.375%, 5/01/29 ............................................................       980,000        990,868
    New York City IDAR, Queens Baseball Stadium, Pilot, AMBAC Insured, 5.00%,
       1/01/36 .............................................................................     5,000,000      4,372,350
       1/01/46 .............................................................................    10,000,000      8,510,500
    New York City Municipal Water Authority Revenue, Refunding, Series E, FGIC Insured,
       5.00%, 6/15/26 ......................................................................     1,000,000        962,410
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Refunding, Series B, FGIC Insured, 5.125%, 6/15/31 ..................................     5,000,000      4,814,600
       Series G, FSA Insured, 5.00%, 6/15/34 ...............................................     3,000,000      2,822,130
    New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2007,
       Series S-1, FGIC Insured, 5.00%, 7/15/31 ............................................     8,200,000      7,544,410
    New York City Transitional Finance Authority Revenue, Future Tax Secured,
       Series A, FGIC Insured, 5.00%, 5/01/28 ..............................................     5,915,000      5,707,147
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/28 ................................        85,000         89,769
       Series C, 4.75%, 5/01/23 ............................................................     1,755,000      1,652,666
       Series D, MBIA Insured, 5.00%, 2/01/22 ..............................................     2,000,000      1,996,000
    New York City Transportation Authority MTA Triborough Bridge and Tunnel Authority COP,
       AMBAC Insured, Pre-Refunded, 5.75%, 1/01/20 .........................................     3,000,000      3,150,720
       Series A, AMBAC Insured, Pre-Refunded, 5.25%, 1/01/29 ...............................     3,500,000      3,654,525
    New York City Trust for Cultural Resources Revenue, Museum of Modern Art 2001, Series D,
       AMBAC Insured, 5.125%, 7/01/31 ......................................................     7,500,000      7,221,600
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
       AMBAC Insured, 5.00%,
       11/15/35 ............................................................................     5,675,000      5,092,234
       11/15/44 ............................................................................    13,000,000     11,578,840
    New York State Appropriated Tobacco Corp. Revenue, Asset-Backed, Series A-1, AMBAC
       Insured, 5.25%, 6/01/21 .............................................................     6,000,000      5,994,060
    New York State Dormitory Authority Lease Revenue,
       Delaware Chenango Madison Otsego Board of Cooperative Education Services, XLCA
       Insured, 5.00%, 8/15/27 .............................................................    10,000,000      9,195,700
       Master Boces Program, Series A, FSA Insured, 5.25%, 8/15/21 .........................     1,740,000      1,753,224
    New York State Dormitory Authority Revenue, School Districts Financing Program,
       Series D, MBIA Insured,
       5.25%, 10/01/23 .....................................................................     1,750,000      1,757,490
       5.00%, 10/01/30 .....................................................................     1,750,000      1,622,128
    New York State Dormitory Authority Revenues,
       853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 ...............     1,340,000      1,374,237
       City University System Consolidated, Third General, Series 1, FSA Insured,
          Pre-Refunded, 5.50%, 7/01/29 .....................................................     1,585,000      1,638,953
       Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24 ......     2,000,000      1,819,400
       Insured Mortgage, Montefiore Hospital, FGIC Insured, 5.00%, 8/01/33 .................    11,000,000      9,842,800


                               34 | Annual Report

Franklin New York Tax-Free Trust

                                                                                                PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                    AMOUNT         VALUE
--------------------------------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues, (continued)
       Maimonides Medical Center, MBIA Insured, 5.00%, 8/01/24 .............................   $ 6,200,000   $  5,872,516
       Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 ...................     1,500,000      1,502,415
       Mental Health Services, Series B, MBIA Insured, Pre-Refunded, 5.00%, 2/15/24 ........     1,975,000      2,014,224
       Mental Health Services, Series D, FSA Insured, Pre-Refunded, 5.25%, 2/15/29 .........     1,850,000      1,916,286
       Mental Health Services, Series D, FSA Insured, Pre-Refunded, 5.25%, 2/15/29 .........       150,000        150,941
       Mental Health Services Facilities Improvement, Series A, MBIA Insured, Pre-Refunded,
          5.25%, 8/15/26 ...................................................................     2,570,000      2,736,356
       Mortgage Nursing Home, MBIA Insured, 5.40%, 2/01/31 .................................       380,000        367,532
       Mortgage Nursing Home, MBIA Insured, 5.50%, 2/01/41 .................................     1,880,000      1,824,596
       New York University, Series 2, AMBAC Insured, 5.00%, 7/01/23 ........................       885,000        868,645
       Non-State Supported Debt, Albany Public Library, AMBAC Insured, 5.00%, 7/01/37 ......    10,720,000      9,933,795
       Non-State Supported Debt, Educational Housing Services, Cuny Student Housing Project,
          AMBAC Insured, 5.25%, 7/01/30 ....................................................     5,150,000      4,846,202
       Non-State Supported Debt, Fashion Institute Student Housing Corp., FGIC Insured,
          5.25%, 7/01/34 ...................................................................    13,220,000     11,769,105
       Non-State Supported Debt, Health Quest Systems, Series A, Assured Guaranty, 5.25%,
          7/01/27 ..........................................................................     1,500,000      1,463,190
       Non-State Supported Debt, Health Quest Systems, Series B, Assured Guaranty, 5.25%,
          7/01/27 ..........................................................................     2,500,000      2,438,650
       Non-State Supported Debt, Hospital Special Surgery, MBIA Insured, 5.00%, 8/15/29 ....     2,500,000      2,240,275
       Non-State Supported Debt, Mount Sinai School Medical New York University, Refunding,
          MBIA Insured, 5.00%, 7/01/35 .....................................................     5,000,000      4,574,850
       Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
          7/01/37 ..........................................................................    20,000,000     18,365,400
       Non-State Supported Debt, NYSARC Inc., Refunding, Series A, FSA Insured, 5.00%,
          7/01/34 ..........................................................................     5,510,000      4,997,625
       Non-State Supported Debt, School District Financing Program, Series A, FSA Insured,
          5.00%, 10/01/21 ..................................................................     6,645,000      6,691,781
       Non-State Supported Debt, School District Financing Program, Series A, FSA Insured,
          5.00%, 10/01/22 ..................................................................     7,645,000      7,591,791
       Non-State Supported Debt, School District Financing Program, Series C, FSA Insured,
          5.00%, 10/01/32 ..................................................................     5,000,000      4,758,550
       Non-State Supported Debt, St. John's University, Series A, MBIA Insured, 5.25%,
          7/01/37 ..........................................................................     8,000,000      7,364,960
       Non-State Supported Debt, The New School, Refunding, MBIA Insured, 5.00%, 7/01/46 ...    12,000,000     10,890,480
       Non-State Supported Debt, University of Rochester, Refunding, Series A, MBIA Insured,
          5.00%, 7/01/27 ...................................................................       145,000        139,693
       NYSARC Inc., Series A, FSA Insured, 5.00%, 7/01/26 ..................................     1,700,000      1,688,015
       Pace University, MBIA Insured, Pre-Refunded, 6.00%, 7/01/29 .........................     3,000,000      3,204,600
       Secondarily Insured, Lease, State University, AMBAC Insured, 5.00%, 7/01/32 .........     5,000,000      4,679,100
       Secondarily Insured, Mental Health Services, Series B, MBIA Insured, Pre-Refunded,
          5.00%, 2/15/24 ...................................................................       260,000        265,164
       Secondarily Insured, Mental Health Services, Series B, MBIA Insured, Pre-Refunded,
          5.00%, 2/15/24 ...................................................................        25,000         24,972
       Secondarily Insured, State University Educational Facilities, Third General
          Resolution, Refunding, Series A, Assured Guaranty, 5.50%, 5/15/22 ................     5,000,000      5,234,400


                               Annual Report | 35

Franklin New York Tax-Free Trust

                                                                                                PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                    AMOUNT         VALUE
--------------------------------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues, (continued)
       Series 1, MBIA Insured, 5.00%, 7/01/24 ..............................................   $ 2,000,000   $  1,953,000
       Siena College, MBIA Insured, 5.00%, 7/01/31 .........................................     3,500,000      3,206,245
       St. John's University, Series A, MBIA Insured, Pre-Refunded, 5.25%, 7/01/30 .........     3,500,000      3,749,585
       State Supported Debt, Lease, State University Dormitory Facilities, Series A, MBIA
          Insured, 5.00%, 7/01/36 ..........................................................     5,170,000      4,759,812
       Upstate Community Colleges, MBIA Insured, Pre-Refunded, 5.125%, 7/01/30 .............     5,945,000      6,262,285
    New York State Energy Research and Development Authority PCR, Central Hudson Gas,
       Refunding, Series A, AMBAC Insured, 5.45%, 8/01/27 ..................................     3,500,000      3,529,960
    New York State Environmental Facilities Corp. Water Facilities Revenue, Spring Valley
       Water Project, Refunding, Series B, AMBAC Insured, 6.15%, 8/01/24 ...................     3,000,000      3,005,370
    New York State Municipal Bond Bank Agency Special Program Revenue, Buffalo, Series A,
       AMBAC Insured, 5.25%, 5/15/31 .......................................................     4,000,000      3,841,240
    New York State Power Authority Revenue, Series A, MBIA Insured, 5.00%, 11/15/47 ........    10,000,000      9,139,600
    New York State Thruway Authority General Revenue, AMBAC Insured, 5.00%, 1/01/30 ........     7,540,000      7,088,656
    New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
       Series A, FSA Insured, 5.00%, 4/01/24 ...............................................    16,420,000     16,039,384
    New York State Urban Development Corp. Revenue, State Personal Income Tax, Series A1,
       5.00%, 12/15/27 .....................................................................     5,000,000      4,785,400
    Niagara Falls City School District COP, High School Facility, Refunding, FSA Insured,
       5.00%, 6/15/28 ......................................................................     4,155,000      3,983,814
    Niagara Falls Public Improvement GO, MBIA Insured, 6.85%, 3/01/19 ......................         5,000          5,011
    North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
       4/01/15 .............................................................................     1,065,000      1,214,494
       4/01/16 .............................................................................     1,000,000      1,147,810
    Oswego County IDA Civic Facility Revenue, Oswego School District Public Library Project,
       XLCA Insured, 5.00%, 12/15/30 .......................................................     1,805,000      1,631,485
    Rensselaer City School District COP, XLCA Insured, 5.00%, 6/01/36 ......................    20,240,000     16,726,538
    Rensselaer County GO, AMBAC Insured, 6.70%, 2/15/11 ....................................       810,000        875,043
    Rockland County IDA Civic Facility Revenue, Nyack Library Project, Series A, AMBAC
       Insured, 5.00%,
       12/01/32 ............................................................................     2,000,000      1,873,400
       12/01/37 ............................................................................     3,320,000      3,084,512
    Sachem Central School District Holbrook GO, MBIA Insured, Pre-Refunded, 5.00%, 6/15/30 .     1,000,000      1,075,660
    Sales Tax Asset Receivable Corp. Revenue, Series A, AMBAC Insured, 5.00%, 10/15/32 .....    10,000,000      9,452,000
    Schenectady IDA Civic Facility Revenue,
       Schaffer Heights, Series A, GNMA Secured, 6.00%, 11/01/30 ...........................     3,000,000      2,954,040
       Schaffer Heights, Series A, GNMA Secured, 6.05%, 11/01/35 ...........................     2,375,000      2,341,584
       Union College Project, Series A, AMBAC Insured, 5.00%, 7/01/32 ......................     2,395,000      2,209,890
    Triborough Bridge and Tunnel Authority Revenues, General Purpose, Series B, MBIA
       Insured, Pre-Refunded, 5.20%, 1/01/27 ...............................................     1,000,000      1,022,040
    Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
       AMBAC Insured, Pre-Refunded, 5.75%, 8/01/29 .........................................       550,000        571,313
    Warren and Washington Counties IDA Civic Facility Revenue, Series B, FSA Insured, 5.00%,
       12/01/27 ............................................................................     3,680,000      3,639,520
    Westchester County Health Care Corp. Revenue, Series B, 5.375%, 11/01/30 ...............     1,500,000      1,506,510
                                                                                                             ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $551,188,503) ................                  510,014,303
                                                                                                             ------------


                               36 | Annual Report

Franklin New York Tax-Free Trust

                                                                                                PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                    AMOUNT         VALUE
--------------------------------------------------------------------------------------------   -----------   ------------
    SHORT TERM INVESTMENTS 0.2%
    MUNICIPAL BONDS 0.2%
    NEW YORK 0.2%
(a) Long Island Power Authority Electric System Revenue, Sub Series 3B, Daily VRDN and
       Put, 5.20%, 5/01/33 .................................................................   $   900,000   $    900,000
(a) New York City GO, Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and
       Put, 4.25%, 8/01/14 .................................................................       100,000        100,000
                                                                                                             ------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,000,000) .........................................                    1,000,000
                                                                                                             ------------
    TOTAL INVESTMENTS (COST $552,188,503) 97.3% ............................................                  511,014,303
    OTHER ASSETS, LESS LIABILITIES 2.7% ....................................................                   14,060,303
                                                                                                             ------------
    NET ASSETS 100.0% ......................................................................                 $525,074,606
                                                                                                             ============

See Selected Portfolio Abbreviations on page 51.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 37

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                        YEAR ENDED SEPTEMBER 30,                   YEAR ENDED
                                                   ------------------------------------------------------------   DECEMBER 31,
CLASS A                                               2008         2007         2006         2005       2004(a)      2003
-----------------------------------------------    -----------  -----------  -----------  -----------  --------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............  $  10.80     $  10.93     $  10.96     $  11.15     $  11.16     $  11.04
                                                   --------     --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) .....................      0.39         0.39         0.39         0.38         0.30         0.41
   Net realized and unrealized gains (losses) ...     (0.42)       (0.12)       (0.04)       (0.19)       (0.02)        0.12
                                                   --------     --------     --------     --------     --------     --------
Total from investment operations ................     (0.03)        0.27         0.35         0.19         0.28         0.53
                                                   --------     --------     --------     --------     --------     --------
Less distributions from net investment income ...     (0.40)       (0.40)       (0.38)       (0.38)       (0.29)       (0.41)
                                                   --------     --------     --------     --------     --------     --------
Redemption fees(d) ..............................        --(e)        --(e)        --(e)        --(e)        --           --
                                                   --------     --------     --------     --------     --------     --------
Net asset value, end of year ....................  $  10.37     $  10.80     $  10.93     $  10.96     $  11.15     $  11.16
                                                   ========     ========     ========     ========     ========     ========
Total return(f) .................................     (0.39)%       2.51%        3.28%        1.72%        2.57%        4.85%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments
   by affiliates ................................      0.73%        0.74%        0.75%        0.74%        0.75%        0.75%
Expenses net of waiver and payments
   by affiliates ................................      0.73%        0.74%        0.75%        0.74%        0.67%        0.60%
Net investment income ...........................      3.58%        3.62%        3.56%        3.40%        3.57%        3.64%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................  $320,661     $273,552     $222,308     $233,785     $227,288     $217,829
Portfolio turnover rate .........................      8.37%       20.61%       30.01%        5.42%        4.66%        3.35%

(a)  For the period January 1, 2004 to September 30, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               38 | Annual Report

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                    YEAR ENDED SEPTEMBER 30,                PERIOD ENDED
                                                   -------------------------------------------------------  DECEMBER 31,
CLASS C                                               2008        2007        2006        2005     2004(a)     2003(b)
-----------------------------------------------    ----------  ----------  ----------  ----------  -------  ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............  $ 10.82     $ 10.95     $ 10.97     $ 11.16     $11.17      $11.27
                                                   -------     -------     -------     -------     ------      ------
Income from investment operations(c):
   Net investment income(d) .....................     0.33        0.33        0.33        0.32       0.25        0.17
   Net realized and unrealized gains (losses) ...    (0.43)      (0.12)      (0.03)      (0.19)     (0.01)      (0.10)
                                                   -------     -------     -------     -------     ------      ------
Total from investment operations ................    (0.10)       0.21        0.30        0.13       0.24        0.07
                                                   -------     -------     -------     -------     ------      ------
Less distributions from net investment income ...    (0.34)      (0.34)      (0.32)      (0.32)     (0.25)      (0.17)
                                                   -------     -------     -------     -------     ------      ------
Redemption fees(e) ..............................       --(f)       --(f)       --(f)       --(f)      --          --
                                                   -------     -------     -------     -------     ------      ------
Net asset value, end of year ....................  $ 10.38     $ 10.82     $ 10.95     $ 10.97     $11.16      $11.17
                                                   =======     =======     =======     =======     ======      ======
Total return(g) .................................    (1.04)%      1.95%       2.81%       1.16%      2.14%       0.64%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments
   by affiliates ................................     1.28%       1.29%       1.29%       1.29%      1.30%       1.30%
Expenses net of waiver and payments
   by affiliates ................................     1.28%       1.29%       1.29%       1.29%      1.22%       1.15%
Net investment income ...........................     3.03%       3.07%       3.02%       2.85%      3.02%       3.09%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................  $18,007     $11,175     $12,123     $12,323     $8,772      $3,965
Portfolio turnover rate .........................     8.37%      20.61%      30.01%       5.42%      4.66%       3.35%

(a)  For the period January 1, 2004 to September 30, 2004.

(b)  For the period July 1, 2003 (effective date) to December 31, 2003.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 39

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008

                                                                                                PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT         VALUE
--------------------------------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS 96.7%
    NEW YORK 87.0%
    Albany County Airport Authority Revenue, Series B, FSA Insured, 4.75%, 12/15/13 ........   $ 1,850,000   $  1,872,440
    Albany IDA Civic Facility Revenue,
       Albany Medical Center Project, 5.75%, 5/01/09 .......................................       275,000        276,303
       St. Peter's Hospital Project, Series A, 5.75%, 11/15/22 .............................     4,090,000      4,004,683
       St. Rose Project, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/12 .............       420,000        447,199
    Amherst IDA Civic Facility Revenue,
       Mandatory Put 10/01/11, Refunding, Series A, Radian Insured, 4.20%, 10/01/31 ........     4,235,000      4,248,001
       University of Buffalo Foundation, Student Housing, Creekside Project, Series A,
          AMBAC Insured, 4.625%, 8/01/16 ...................................................     1,030,000      1,050,703
    Bath Central School District GO, Refunding,
       FGIC Insured, 4.00%, 6/15/19 ........................................................     1,850,000      1,741,979
       FSA Insured, 5.10%, 6/15/13 .........................................................       775,000        790,500
    Buffalo GO,
       Refunding, Series C, FGIC Insured, 5.25%, 12/01/15 ..................................     1,225,000      1,257,891
       Series E, FSA Insured, Pre-Refunded, 5.35%, 12/01/12 ................................       880,000        920,154
    Byram Hills Central School District GO, ETM, 4.00%, 11/15/10 ...........................     1,375,000      1,416,085
    Canisteo Central School District GO, Refunding, FSA Insured, 4.25%, 6/15/14 ............     1,080,000      1,107,454
    Clarence Central School District GO, Refunding, FSA Insured, 4.75%, 5/15/15 ............     2,390,000      2,470,041
    Connetquot Central School District Islip GO, Series B, FSA Insured, 4.40%, 6/15/16 .....     1,000,000      1,015,990
    Dansville Central School District GO, Refunding, Series B, FGIC Insured,
       4.25%, 6/15/11 ......................................................................       930,000        953,576
       4.35%, 6/15/12 ......................................................................       870,000        892,985
       4.45%, 6/15/13 ......................................................................       995,000      1,017,079
    Erie County GO,
       FGIC Insured, 4.70%, 11/01/12 .......................................................       700,000        707,539
       Public Improvement, Series A, FGIC Insured, 5.625%, 10/01/12 ........................     1,000,000      1,031,540
    Erie County Water Authority Water Revenue, Refunding, 5.00%, 12/01/17 ..................     3,000,000      3,190,170
    Fayetteville-Manlius Central School District GO, Refunding, FGIC Insured, 4.50%, 6/15/15     1,095,000      1,124,193
    Fredonia Central School District GO, Refunding, FGIC Insured, 4.125%, 6/01/09 ..........     1,000,000      1,012,210
    Guilderland Central School District, Refunding, Series A, FSA Insured, 4.00%, 5/15/10 ..     1,260,000      1,291,147
    Harborfields Central School District Greenlawn GO, FSA Insured, 5.00%, 6/01/17 .........     2,105,000      2,226,774
    Highland Central School District GO, Refunding, FSA Insured, 4.125%, 6/15/16 ...........     1,080,000      1,087,139
    Holland Patent Central School District GO, MBIA Insured, ETM, 4.25%,
       6/15/09 .............................................................................     1,125,000      1,140,908
       6/15/10 .............................................................................     1,125,000      1,159,999
    Huntington GO, Public Improvement, 4.20%, 9/01/13 ......................................     1,230,000      1,248,942
    Islip Union Free School District No. 002 GO, Refunding, FGIC Insured, 5.00%, 7/01/18 ...     2,215,000      2,282,557
    Long Island Power Authority Electric System Revenue,
       General, Refunding, Series A, FGIC Insured, 5.00%, 12/01/19 .........................     8,000,000      7,945,440
       Refunding, Series 8, AMBAC Insured, 5.25%, 4/01/09 ..................................     2,000,000      2,022,220
    Madison County IDA Civic Facility Revenue, Morrisville State College Foundation,
       Series A, CIFG Insured, 5.00%, 6/01/15 ..............................................     1,000,000      1,029,020
    Middle Country Central School District Centereach GO, FSA Insured, 4.75%, 6/01/17 ......     1,650,000      1,683,726
    Monroe County GO, Public Improvement, FGIC Insured, 4.30%, 3/01/13 .....................     3,015,000      3,048,286
    Montgomery Otsego Schoharie Counties Solid Waste Management Authority Revenue,
       Refunding, MBIA Insured, 4.00%, 1/01/13 .............................................     1,920,000      1,958,246


                               40 | Annual Report

Franklin New York Tax-Free Trust

                                                                                                PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT         VALUE
--------------------------------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    MTA Revenue, Transportation, Refunding, Series B, FSA Insured, 5.00%, 11/15/23 .........   $ 5,000,000   $  4,829,900
    MTA Transit Facilities Revenue,
       Series A, Pre-Refunded, 6.00%, 7/01/15 ..............................................     1,500,000      1,541,235
       Series C, FSA Insured, Pre-Refunded, 4.75%, 7/01/16 .................................     1,370,000      1,449,268
       Series C, FSA Insured, Pre-Refunded, 4.75%, 7/01/16 .................................       545,000        573,907
    Nassau County GO, Refunding, Series A, FGIC Insured, 6.00%, 7/01/11 ....................     1,000,000      1,071,590
    Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding, Series H,
       AMBAC Insured, 5.25%, 11/15/17 ......................................................     1,500,000      1,589,085
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
       Pre-Refunded, 6.00%, 8/01/10 ........................................................     1,000,000      1,045,500
    New York Bridge Authority Revenue, General, 4.125%, 1/01/13 ............................     4,000,000      4,085,720
    New York City GO,
       Refunding, Series F, 5.25%, 8/01/13 .................................................     1,095,000      1,137,289
       Refunding, Series G, XLCA Insured, 5.50%, 8/01/12 ...................................     2,000,000      2,127,280
       Series A-1, 5.25%, 8/15/24 ..........................................................    10,000,000      9,747,300
       Series D, 4.30%, 10/15/16 ...........................................................     3,000,000      2,953,920
       Series E, 5.00%, 8/01/19 ............................................................     3,000,000      2,992,350
       Series H, 4.125%, 8/01/11 ...........................................................     1,560,000      1,589,344
       Sub Series L-1, 5.00%, 4/01/23 ......................................................    10,000,000      9,456,100
    New York City Health and Hospital Corp. Revenue, Health System,
       Refunding, Series A, AMBAC Insured, 4.60%, 2/15/12 ..................................     1,000,000      1,014,110
       Series A, FSA Insured, 4.15%, 2/15/12 ...............................................       750,000        772,785
       Series A, FSA Insured, 4.30%, 2/15/13 ...............................................     1,000,000      1,024,840
    New York City IDA Civic Facility Revenue, Institute of International Education Inc.
       Project, 5.125%, 9/01/16 ............................................................     2,320,000      2,359,046
    New York City Transitional Finance Authority Revenue,
       Future Tax Secured, Series A, 4.75%, 11/15/13 .......................................     1,000,000      1,017,250
       Future Tax Secured, Series B, 4.75%, 11/01/16 .......................................     2,200,000      2,229,876
       Future Tax Secured, Series B, Pre-Refunded, 6.00%, 11/15/13 .........................     1,000,000      1,066,010
       sub. bond, Future Tax Secured, Refunding, Series B, 5.00%, 11/01/23 .................     5,000,000      4,880,850
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
       AMBAC Insured, 5.00%, 11/15/20 ......................................................     5,775,000      5,759,119
    New York State Appropriated Tobacco Corp. Revenue, Asset-Backed, Series A-1,
       AMBAC Insured, 5.25%, 6/01/21 .......................................................     4,200,000      4,195,842
    New York State Dormitory Authority Lease Revenue,
       Delaware Chenango Madison Otsego Board of Cooperative Education Services, XLCA
          Insured, 5.00%, 8/15/21 ..........................................................     5,340,000      5,235,496
       State University Dormitory Facilities, Series A, Pre-Refunded, 5.50%, 7/01/12 .......     1,815,000      1,923,392
    New York State Dormitory Authority Revenue,
       Mount St. Mary College, Radian Insured, 4.00%, 7/01/12 ..............................     2,080,000      2,089,963
       Teachers College, MBIA Insured, 4.00%, 7/01/12 ......................................     1,000,000      1,023,010
    New York State Dormitory Authority Revenues,
       City University, Refunding, Series F, FGIC Insured, 5.75%, 7/01/09 ..................       450,000        460,130
       Department of Health, Refunding, Series 2, 5.00%, 7/01/19 ...........................     3,740,000      3,780,616
       Department of Health, Refunding, Sub Series 2, FGIC Insured, 5.00%, 7/01/18 .........     5,000,000      5,122,450
       Hospital, Insured, Mortgage, Series A, FSA Insured, 5.25%, 8/15/15 ..................     5,000,000      5,299,550
       Hospital, Maimonides, MBIA Insured, 5.00%, 8/01/17 ..................................     1,720,000      1,768,882
       Hospital, Maimonides, MBIA Insured, 5.00%, 8/01/19 ..................................     1,895,000      1,915,864


                               Annual Report | 41

Franklin New York Tax-Free Trust

                                                                                                PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT         VALUE
--------------------------------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues, (continued)
       Mandatory Put 5/15/12, Refunding, Series B, 5.25%, 11/15/23 .........................   $ 2,000,000   $  2,086,740
       Montefiore Hospital, FGIC Insured, 5.00%, 2/01/18 ...................................     2,975,000      2,989,220
       New York State Department of Health, Refunding, 5.25%, 7/01/17 ......................     5,000,000      5,205,600
       Non-State Supported Debt, Bishop Henry B. Hucles Nursing, 5.00%, 7/01/24 ............     4,765,000      4,378,987
       Non-State Supported Debt, Columbia University, Series C, 5.00%, 7/01/24 .............     4,135,000      4,081,493
       Non-State Supported Debt, Mount Sinai School Medical New York University, Refunding,
          MBIA Insured, 5.00%, 7/01/19 .....................................................     2,500,000      2,547,700
       Non-State Supported Debt, Mount Sinai School Medical New York University, Refunding,
          MBIA Insured, 5.00%, 7/01/20 .....................................................     3,670,000      3,687,799
       Non-State Supported Debt, Municipal Health Facilities, Lease, Refunding, Sub
          Series 2-2, 5.00%, 1/15/21 .......................................................     6,675,000      6,566,264
       Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
          7/01/23 ..........................................................................     2,000,000      1,942,960
       Non-State Supported Debt, North Shore L.I. Jewish Obligation Group, Series A, 5.00%,
          5/01/23 ..........................................................................     4,990,000      4,595,391
       Office of General Services, MBIA Insured, Pre-Refunded, 5.00%, 4/01/18 ..............     2,000,000      2,046,660
       Secured Hospital, Catskill Regional, Refunding, FGIC Insured, 5.25%, 2/15/18 ........     2,300,000      2,393,150
       St. John's University, Series A, MBIA Insured, 5.00%, 7/01/14 .......................       750,000        782,363
       State Supported Debt, FSA Insured, 5.00%, 2/15/19 ...................................     5,470,000      5,606,750
       State Supported Debt, FSA Insured, 5.00%, 2/15/20 ...................................     3,500,000      3,532,375
       State Supported Debt, FSA Insured, 5.00%, 2/15/21 ...................................     5,475,000      5,444,723
       State Supported Debt, Lease, State University Dormitory Facilities, Series A, MBIA
          Insured, 5.00%, 7/01/21 ..........................................................     1,980,000      1,976,159
       State Supported Debt, Lease, State University Dormitory Facilities, Series A, MBIA
          Insured, 5.00%, 7/01/22 ..........................................................     1,730,000      1,701,178
       State University Educational Facilities, Third General Resolution, Refunding,
          Series A, FGIC Insured, 5.50%, 5/15/21 ...........................................     7,000,000      7,257,740
       University of Rochester, Series A, Pre-Refunded, 5.25%, 7/01/21 .....................       500,000        545,420
    New York State Dormitory Authority State Personal Income Tax Revenue, Education,
       Series D, 5.00%, 3/15/14 ............................................................     1,000,000      1,065,650
    New York State Energy Research and Development Authority PCR, New York State Electric
       and Gas,
       MBIA Insured, 4.10%, 3/15/15 ........................................................     2,000,000      2,031,060
       Series B, MBIA Insured, 4.00%, 10/15/15 .............................................     5,000,000      5,007,700
       Series D, MBIA Insured, 4.10%, 12/01/15 .............................................     2,000,000      2,007,300
    New York State Environmental Facilities Corp. State Clean Water and Drinking Revenue,
       Revolving Funds, Series B,
       5.80%, 1/15/16 ......................................................................     1,010,000      1,040,512
       Pre-Refunded, 5.80%, 1/15/16 ........................................................     1,490,000      1,546,024
    New York State Thruway Authority General Revenue, Series F, AMBAC Insured, 5.00%,
       1/01/22 .............................................................................     6,535,000      6,459,717
    New York State Thruway Authority Highway and Bridge Trust Fund Revenue,
       General, Second, Refunding, Series B, AMBAC Insured, 5.00%, 4/01/21 .................     5,000,000      5,011,700
       General, Second, Series B, 5.00%, 4/01/18 ...........................................     5,000,000      5,202,000
       Series A, FSA Insured, 5.25%, 4/01/12 ...............................................     1,620,000      1,730,079


                               42 | Annual Report

Franklin New York Tax-Free Trust

                                                                                                PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT         VALUE
--------------------------------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Urban Development Corp. Revenue,
       Correctional Capital Facilities, Refunding, MBIA Insured, 5.00%, 1/01/09 ............   $ 1,525,000   $  1,535,096
       Correctional Facilities Service Contract, Series C, AMBAC Insured, Pre-Refunded,
          6.00%, 1/01/15 ...................................................................     1,000,000      1,018,850
       State Personal Income Tax, Series C-1, Empire State, 4.125%, 12/15/16 ...............     1,490,000      1,493,040
       State Personal Income Tax, Series C-1, Empire State, 4.25%, 12/15/17 ................     1,955,000      1,953,416
    North Hempstead GO, FGIC Insured, Pre-Refunded, 6.00%, 7/15/14 .........................     1,715,000      1,782,125
    Olean City School District GO, Refunding, FGIC Insured, 4.375%, 6/15/17 ................     1,335,000      1,321,129
    Rochester GO,
       MBIA Insured, ETM, 4.125%, 2/15/10 ..................................................       520,000        532,189
       Refunding, MBIA Insured, 4.125%, 2/15/10 ............................................       490,000        498,766
    Sales Tax Asset Receivable Corp. Revenue, Series A, MBIA Insured, 5.25%, 10/15/18 ......     5,000,000      5,233,750
    Saratoga Springs City School District GO, Series A, FSA Insured, 4.50%, 6/15/15 ........     1,025,000      1,053,782
    Schenectady Metroplex Development Authority Revenue, FGIC Insured, 4.50%, 9/15/21 ......     1,720,000      1,573,662
    Suffolk County Judicial Facilities Agency Service Agreement Revenue, John P. Cohalan
       Complex, AMBAC Insured,
       5.25%, 10/15/14 .....................................................................     1,435,000      1,471,435
       5.00%, 4/15/16 ......................................................................     1,000,000      1,019,510
    Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding, MBIA Insured,
       5.10%, 6/01/13 ......................................................................     2,000,000      2,132,880
    Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Series A-1, 5.50%, 6/01/19 ...     5,000,000      5,119,100
    Upper Mohawk Valley Regional Water Finance Authority Water System Revenue, AMBAC
       Insured, 5.75%, 4/01/20 .............................................................       165,000        171,313
       Pre-Refunded, 5.75%, 4/01/20 ........................................................       835,000        884,257
    Western Nassau County Water Authority Water System Revenue, AMBAC Insured, 5.00%,
       5/01/19 .............................................................................     1,525,000      1,565,321
    Yonkers GO, Series A, AMBAC Insured, 5.00%, 12/15/14 ...................................     1,795,000      1,873,136
    Yorktown Central School District GO, MBIA Insured, 4.625%, 6/15/18 .....................     1,890,000      1,910,960
                                                                                                             ------------
                                                                                                              294,416,119
                                                                                                             ------------
    U.S. TERRITORIES 9.7%
    PUERTO RICO 8.2%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Senior Lien, Series A,
       Assured Guaranty, 5.00%, 7/01/16 ....................................................     5,190,000      5,368,069
    Puerto Rico Commonwealth GO, Public Improvement, Assured Guaranty Insured, 5.25%,
       7/01/18 .............................................................................     1,820,000      1,851,795
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series N, Assured Guaranty, 5.50%, 7/01/21 ...............................     4,000,000      4,010,520
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
       Refunding, Series C, BHAC Insured, 5.50%, 7/01/20 ...................................    11,550,000     11,789,547
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Revenue, Ana G. Mendez University System Project, 5.00%,
       3/01/16 .............................................................................     2,605,000      2,506,453
       3/01/21 .............................................................................     2,555,000      2,233,428
                                                                                                             ------------
                                                                                                               27,759,812
                                                                                                             ------------


                               Annual Report | 43

Franklin New York Tax-Free Trust

                                                                                                PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT         VALUE
--------------------------------------------------------------------------------------------   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    VIRGIN ISLANDS 1.5%
    Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 .................   $ 3,000,000   $  3,039,480
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.125%,
       7/01/13 .............................................................................     1,775,000      1,764,173
    Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.00%,
       7/01/09 .............................................................................       200,000        202,618
                                                                                                             ------------
                                                                                                                5,006,271
                                                                                                             ------------
    TOTAL U.S. TERRITORIES .................................................................                   32,766,083
                                                                                                             ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $335,911,274) ................                  327,182,202
                                                                                                             ------------
    SHORT TERM INVESTMENTS 0.9%
    MUNICIPAL BONDS 0.9%
    NEW YORK 0.9%
(a) Long Island Power Authority Electric System Revenue, Sub Series 3B, Daily VRDN and
       Put, 5.20%, 5/01/33 .................................................................     2,400,000      2,400,000
(a) New York City GO,
       Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put, 4.25%,
          8/01/14 ..........................................................................       300,000        300,000
       Series E, Sub Series E-2, Daily VRDN and Put, 4.50%, 8/01/34 ........................       300,000        300,000
(a) New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second
       General Resolution, Refunding, Series CC-1, Daily VRDN and Put, 4.50%, 6/15/38 ......       200,000        200,000
                                                                                                             ------------
    TOTAL SHORT TERM INVESTMENTS (COST $3,200,000) .........................................                    3,200,000
                                                                                                             ------------
    TOTAL INVESTMENTS (COST $339,111,274) 97.6% ............................................                  330,382,202
    OTHER ASSETS, LESS LIABILITIES 2.4% ....................................................                    8,286,146
                                                                                                             ------------
    NET ASSETS 100.0% ......................................................................                 $338,668,348
                                                                                                             ============

See Selected Portfolio Abbreviations on page 51.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               44 | Annual Report

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND

                                                                      YEAR ENDED SEPTEMBER 30,                PERIOD ENDED
                                                         --------------------------------------------------   DECEMBER 31,
CLASS A                                                    2008       2007       2006       2005    2004(a)      2003(b)
------------------------------------------------------   -------     ------     ------     ------   -------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $  9.88     $ 9.90     $ 9.92     $10.02    $10.06      $10.00
                                                         -------     ------     ------     ------    ------      ------
Income from investment operations(c):
   Net investment income(d) ..........................      0.28       0.31       0.25       0.18      0.10        0.04
   Net realized and unrealized gains (losses) ........        --(e)      --(e)   (0.02)     (0.11)    (0.03)       0.05
                                                         -------     ------     ------     ------    ------      ------
Total from investment operations .....................      0.28       0.31       0.23       0.07      0.07        0.09
                                                         -------     ------     ------     ------    ------      ------
Less distributions from net investment income ........     (0.28)     (0.33)     (0.25)     (0.17)    (0.11)      (0.03)
                                                         -------     ------     ------     ------    ------      ------
Redemption fees(f) ...................................        --(e)      --         --(e)      --        --          --
                                                         -------     ------     ------     ------    ------      ------
Net asset value, end of year .........................   $  9.88     $ 9.88     $ 9.90     $ 9.92    $10.02      $10.06
                                                         =======     ======     ======     ======    ======      ======
Total return(g) ......................................      2.88%      3.15%      2.34%      0.70%     0.68%       0.94%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates ....      1.20%      1.40%      1.31%      1.23%     1.57%       2.22%
Expenses net of waiver and payments by affiliates ....      0.50%      0.50%      0.50%      0.50%     0.50%       0.50%
Net investment income ................................      2.79%      3.16%      2.57%      1.82%     1.33%       1.18%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $24,339     $8,132     $9,219     $9,322    $9,816      $5,773
Portfolio turnover rate ..............................     24.43%      9.12%     69.02%     14.22%     8.21%         --

(a)  For the period January 1, 2004 to September 30, 2004.

(b) For the period September 2, 2003 (commencement of operations) to December 31, 2003.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 45

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008

                                                                                                PRINCIPAL
FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND                                              AMOUNT        VALUE
--------------------------------------------------------------------------------------------   ----------   -----------
    MUNICIPAL BONDS 61.6%
    NEW YORK 59.5%
    Albany IDA Civic Facility Revenue, St. Peter's Hospital Project, Series A, 4.75%,
       11/15/09 ............................................................................   $  295,000   $   296,260
    Amherst IDA Civic Facility Revenue, Mandatory Put 10/01/11, Refunding, Series A,
       Radian Insured, 4.20%, 10/01/31 .....................................................      510,000       511,566
    Buffalo GO, General Improvement, Series A, Assured Guaranty, 5.00%, 2/01/11 ............    1,110,000     1,150,126
    Erie County Water Authority Water Revenue, Refunding, 4.00%, 12/01/10 ..................    1,000,000     1,026,870
    Hempstead Town IDA Civic Facility Revenue, Adelphi University Civic Facility, 3.75%,
       10/01/09 ............................................................................      315,000       318,874
    Monroe County GO, Refunding, Series A, Assured Guaranty, 5.00%, 6/01/11 ................    1,000,000     1,044,480
    New York City IDA Civic Facility Revenue, USTA National Tennis Center Inc. Project,
       Refunding, FSA Insured, 5.00%, 11/15/09 .............................................      600,000       617,610
    New York City Trust for Cultural Resources Revenue, Museum of Modern Art, Refunding,
       Series 1A, 5.00%, 10/01/10 ..........................................................      500,000       522,880
    New York Local Government Assistance Corp. Revenue, senior lien, Refunding, Series A,
       5.00%, 4/01/11 ......................................................................      300,000       315,276
    New York State Dormitory Authority Revenues,
       Kateri Residence, Refunding, 4.00%, 7/01/10 .........................................      230,000       231,532
       Non-State Supported Debt, Aids Long Term Health Care Facility, Refunding, 5.00%,
          11/01/11 .........................................................................      250,000       255,580
       Non-State Supported Debt, Fordham University, Series B, Assured Guaranty, 3.25%,
          7/01/13 ..........................................................................      610,000       605,998
       Non-State Supported Debt, Manhattan College, Series B, Radian Insured, 5.00%,
          7/01/13 ..........................................................................      340,000       352,012
       Non-State Supported Debt, Rochester General Hospital, Refunding, Radian Insured,
          5.00%, 12/01/15 ..................................................................      100,000        98,751
       Non-State Supported Debt, School District Financing Program, Series A, FSA Insured,
          5.00%, 10/01/15 ..................................................................    1,000,000     1,072,460
       State Supported Debt, FSA Insured, 5.00%, 2/15/15 ...................................    1,000,000     1,057,400
       The New York and Presbyterian Hospital, Mortgage, Refunding, Series A, FHA Insured,
          5.00%, 8/15/09 ...................................................................      250,000       255,493
       White Plains Hospital, Mortgage, FHA Insured, 3.55%, 2/15/10 ........................       30,000        30,026
    New York State Environmental Facilities Corp. Special Obligation Revenue, Riverbank
       State Park, Refunding, CIFG Insured, 5.00%, 4/01/16 .................................      200,000       210,722
    Poughkeepsie Town GO, Public Improvement, Refunding, FSA Insured, 5.00%, 4/15/15 .......      250,000       266,315
    Rockland County Solid Waste Management Authority Revenue, Series A, AMBAC Insured,
       4.50%, 12/15/08 .....................................................................      400,000       400,516
    Scarsdale Union Free School District GO, Refunding, 3.25%, 12/01/10 ....................      500,000       507,195
    Suffolk County IDA Civic Facility Revenue, Westhampton Free Associates Library, AMBAC
       Insured, 3.25%,
       6/15/09 .............................................................................      150,000       150,471
       6/15/12 .............................................................................      300,000       298,749
    Syracuse GO, Public Improvement, Series A, FSA Insured, 3.25%, 6/15/12 .................      725,000       725,979
    Triborough Bridge and Tunnel Authority Revenues, Refunding, Series C, 5.00%, 11/15/12 ..    1,000,000     1,065,700
    Warren and Washington Counties IDAR, Hudson Falls Recovery, Refunding, Series A, AMBAC
       Insured, 3.375%, 11/01/10 ...........................................................      300,000       304,122
    Western Nassau County Water Authority Water System Revenue, AMBAC Insured, 3.00%,
       5/01/09 .............................................................................      215,000       215,316
    Yonkers GO, Series A, 4.00%, 11/01/09 ..................................................      565,000       567,650
                                                                                                            -----------
                                                                                                             14,475,929
                                                                                                            -----------


                               46 | Annual Report

Franklin New York Tax-Free Trust

                                                                                                PRINCIPAL
FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND                                              AMOUNT        VALUE
--------------------------------------------------------------------------------------------   ----------   -----------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 2.1%
    GUAM 0.5%
    Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.75%, 10/01/09 ..   $  125,000   $   123,406
                                                                                                            -----------
    PUERTO RICO 1.6%
    Puerto Rico Commonwealth Government Development Bank Revenue, senior notes, Series B,
       5.00%, 12/01/08 .....................................................................      400,000       399,768
                                                                                                            -----------
    TOTAL U.S. TERRITORIES .................................................................                    523,174
                                                                                                            -----------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $15,066,574) .................                 14,999,103
                                                                                                            -----------
    SHORT TERM INVESTMENTS 26.5%
    MUNICIPAL BONDS 26.5%
    NEW YORK 26.5%
    Albany IDA Civic Facility Revenue, St. Peter's Hospital Project, Series A, 4.50%,
       11/15/08 ............................................................................       70,000        70,015
(a) Babylon IDA Resource Recovery Revenue, Ogden Martin Project, Refunding, FSA Insured,
       Weekly VRDN and Put, 8.30%, 1/01/19 .................................................      700,000       700,000
(a) Broome County IDA Civic Facility Revenue,
       Elizabeth Church Manor, Refunding, Weekly VRDN and Put, 8.05%, 2/01/29 ..............      125,000       125,000
       James G. Johnston Memorial, Refunding, Weekly VRDN and Put, 8.05%, 2/01/29 ..........      100,000       100,000
(a) Long Island Power Authority Electric System Revenue,
       Sub Series 1B, Daily VRDN and Put, 4.15%, 5/01/33 ...................................      200,000       200,000
       Sub Series 3B, Daily VRDN and Put, 5.20%, 5/01/33 ...................................      500,000       500,000
(a) Monroe County IDA Civic Facility Revenue, Nazareth College, Refunding, Series B, MBIA
       Insured, Weekly VRDN and Put, 10.00%, 4/01/22 .......................................      700,000       700,000
(a) MTA Revenue, Transportation, Sub Series G-2, Daily VRDN and Put, 4.50%, 11/01/26 .......      800,000       800,000
(a) Nassau County IDA Civic Facility Revenue, Cold Spring Harbor, Refunding and Improvement,
       Daily VRDN and Put, 4.00%, 1/01/34 ..................................................      400,000       400,000
(a) New York City IDAR, Liberty, One Bryant Park LLC, Series B, Daily VRDN and Put, 4.50%,
       11/01/39 ............................................................................      500,000       500,000
(a) New York City Transitional Finance Authority Revenue, New York City Recovery, Series 1,
       Sub Series 1C, Daily VRDN and Put, 5.00%, 11/01/22 ..................................      760,000       760,000
(a) New York City Trust for Cultural Resources Revenue, American Museum Natural History,
       Refunding, Series A, MBIA Insured, Weekly VRDN and Put, 9.50%, 4/01/21 ..............      700,000       700,000
(a) Triborough Bridge and Tunnel Authority Revenues,
       General, Refunding, Sub Series B-4, Weekly VRDN and Put, 8.25%, 1/01/32 .............      400,000       400,000
       Refunding, Series C, AMBAC Insured, Weekly VRDN and Put, 10.00%, 1/01/33 ............      500,000       500,000
                                                                                                            -----------
    TOTAL SHORT TERM INVESTMENTS (COST $6,455,062) .........................................                  6,455,015
                                                                                                            -----------
    TOTAL INVESTMENTS (COST $21,521,636) 88.1% .............................................                 21,454,118
    OTHER ASSETS, LESS LIABILITIES 11.9% ...................................................                  2,884,732
                                                                                                            -----------
    NET ASSETS 100.0% ......................................................................                $24,338,850
                                                                                                            ===========

See Selected Portfolio Abbreviations on page 51.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 47

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

                                                                     YEAR ENDED SEPTEMBER 30,               YEAR ENDED
                                                         -----------------------------------------------   DECEMBER 31,
CLASS A                                                    2008      2007      2006      2005    2004(a)       2003
------------------------------------------------------   -------   -------   -------   -------   -------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00     $  1.00
                                                         -------   -------   -------   -------   -------     -------
Income from investment operations - net investment
   income ............................................     0.020     0.030     0.026     0.014     0.003       0.004
Less distributions from net investment income ........    (0.020)   (0.030)   (0.026)   (0.014)   (0.003)     (0.004)
                                                         -------   -------   -------   -------   -------     -------
Net asset value, end of year .........................   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00     $  1.00
                                                         =======   =======   =======   =======   =======     =======
Total return(b) ......................................      2.00%     3.02%     2.59%     1.42%     0.32%       0.45%
RATIOS TO AVERAGE NET ASSETS(c)
Expenses before waiver and payments by affiliates ....      0.81%     0.79%     0.79%     0.80%     0.76%       0.76%
Expenses net of waiver and payments by affiliates ....      0.64%     0.64%     0.64%     0.64%     0.62%       0.60%
Net investment income ................................      1.95%     2.99%     2.56%     1.39%     0.42%       0.44%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $77,967   $64,648   $60,786   $59,965   $72,147     $75,278

(a)  For the period January 1, 2004 to September 30, 2004.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(c)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               48 | Annual Report

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008

                                                                                                PRINCIPAL
FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                          AMOUNT        VALUE
--------------------------------------------------------------------------------------------   ----------   -----------
    INVESTMENTS 69.3%
    MUNICIPAL BONDS 69.3%
    NEW YORK 69.3%
(a) Albany IDA Civic Facilities Revenue, Albany Medical Center Hospital Project, Series A,
       Weekly VRDN and Put, 8.25%, 5/01/27 .................................................   $1,000,000   $ 1,000,000
(a) Buffalo Municipal Water Finance Authority Water System Revenue, Refunding, Weekly VRDN
       and Put, 7.78%, 7/01/35 .............................................................    2,475,000     2,475,000
    Kenmore-Tonawanda Union Free School District GO, Refunding, Assured Guaranty, 2.875%,
       2/15/09 .............................................................................      689,000       691,863
    Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding,
       Series A, AMBAC Insured, 4.00%, 11/15/08 ............................................    1,255,000     1,255,991
(a) New York City GO,
       Series A, Sub Series A-6, Weekly VRDN and Put, 8.00%, 8/01/19 .......................    3,000,000     3,000,000
       Series E, Sub Series E-2, Daily VRDN and Put, 4.50%, 8/01/34 ........................    5,000,000     5,000,000
       Series H, Sub Series H-4, Daily VRDN and Put, 5.20%, 3/01/34 ........................    1,000,000     1,000,000
(a) New York City HDC,
       MF Rental Housing Revenue, Carnegie Park, Series A, Weekly VRDN and Put, 8.10%,
          11/15/19 .........................................................................    4,650,000     4,650,000
       MF Rental Housing Revenue, One Columbus Place Development, Series A, FNMA Insured,
          Weekly VRDN and Put, 8.20%, 11/15/28 .............................................    1,000,000     1,000,000
       MF Revenue, Mortgage, Marseilles Apartments, Series A, Weekly VRDN and Put, 7.78%,
          12/01/34 .........................................................................    2,875,000     2,875,000
(a) New York City Health and Hospital Corp. Revenue, Health System, Refunding, Series C,
       Weekly VRDN and Put, 7.75%, 2/15/31 .................................................    1,000,000     1,000,000
(a) New York City IDA Civic Facility Revenue, Center for Jewish History Project, Weekly VRDN
       and Put, 7.20%, 9/01/31 .............................................................    3,500,000     3,500,000
(a) New York City IDAR, Liberty, One Bryant Park LLC, Series A, Weekly VRDN and Put, 7.50%,
       11/01/39 ............................................................................    3,000,000     3,000,000
(a) New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second
       General Resolution, Refunding, Series CC-1, Daily VRDN and Put, 4.50%, 6/15/38 ......    1,650,000     1,650,000
    New York City Transitional Finance Authority Revenue,
(a)    Future Tax Secured, Series A, Weekly VRDN and Put, 7.75%, 2/15/30 ...................      300,000       300,000
(a)    New York City Recovery, Series 1, Sub Series 1D, Daily VRDN and Put, 4.15%,
          11/01/22 .........................................................................    1,075,000     1,075,000
          Series C, ETM, 5.00%, 2/15/09 ....................................................    2,000,000     2,023,559
(a) New York City Trust for Cultural Resources Revenue,
       Alvin Ailey Dance Foundation, Weekly VRDN and Put, 7.78%, 7/01/33 ...................    2,400,000     2,400,000
       Solomon R. Guggenheim Foundation, Series B, Weekly VRDN and Put, 7.20%, 12/01/15 ....    1,605,000     1,605,000
(a) New York State Dormitory Authority Revenues, Oxford University Press Inc., Weekly VRDN
       and Put, 7.75%, 7/01/25 .............................................................      600,000       600,000
(a) New York State Energy Research and Development Authority PCR, New York State Electric
       and Gas Corp. Project, Refunding,
       Series C, Weekly VRDN and Put, 8.05%, 6/01/29 .......................................    3,000,000     3,000,000
       Series D2, Weekly VRDN and Put, 7.40%, 10/01/29 .....................................    1,500,000     1,500,000
    New York State GO, Mandatory Put 12/3/08, Refunding, Series B, 1.67%, 3/15/30 ..........    2,500,000     2,500,000
(a) New York State HFAR, Weekly VRDN and Put, 8.15%, 11/15/29 ..............................      500,000       500,000
(a) New York State Local Government Assistance Corp. Revenue, Series G, Weekly VRDN and Put,
       7.74%, 4/01/25 ......................................................................    2,600,000     2,600,000
    New York State Thruway Authority State Personal Income Tax Revenue, Transportation,
       Series A, 3.00%, 3/15/09 ............................................................    2,000,000     2,013,200


                               Annual Report | 49

Franklin New York Tax-Free Trust

                                                                                                PRINCIPAL
FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                          AMOUNT        VALUE
--------------------------------------------------------------------------------------------   ----------   -----------
    INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
(a) Triborough Bridge and Tunnel Authority Revenues,
       MTA Bridges Tunnels, Refunding, Series AB, FSA Insured, Weekly VRDN and Put, 8.20%,
          1/01/19 ..........................................................................   $  800,000   $   800,000
       Refunding, Sub Series B-3, Weekly VRDN and Put, 8.25%, 1/01/32 ......................    1,000,000     1,000,000
                                                                                                            -----------
    TOTAL INVESTMENTS (COST $54,014,613) 69.3% .............................................                 54,014,613
    OTHER ASSETS, LESS LIABILITIES 30.7% ...................................................                 23,952,381
                                                                                                            -----------
    NET ASSETS 100.0% ......................................................................                $77,966,994
                                                                                                            ===========

See Selected Portfolio Abbreviations on page 51.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               50 | Annual Report

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008

SELECTED PORTFOLIO ABBREVIATIONS

AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDC   - Housing Development Corp.
HFAR  - Housing Finance Authority Revenue
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
MBIA  - Municipal Bond Investors Assurance Corp.
MF    - Multi-Family
MTA   - Metropolitan Transit Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
XLCA  - XL Capital Assurance

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 51

Franklin New York Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2008

                                                                                                       FRANKLIN
                                                                    FRANKLIN      FRANKLIN NEW YORK    NEW YORK      FRANKLIN
                                                                    NEW YORK      INTERMEDIATE-TERM  LIMITED-TERM    NEW YORK
                                                                INSURED TAX-FREE       TAX-FREE        TAX-FREE     TAX-EXEMPT
                                                                   INCOME FUND       INCOME FUND      INCOME FUND   MONEY FUND
                                                                ----------------  -----------------  ------------  -----------
Assets:
   Investments in securities:
      Cost ...................................................    $552,188,503       $339,111,274     $21,521,636  $54,014,613
                                                                  ============       ============     ===========  ===========
      Value ..................................................    $511,014,303       $330,382,202     $21,454,118  $54,014,613
   Cash ......................................................       8,006,322          4,049,141       2,597,729   20,875,851
   Receivables:
      Investment securities sold .............................              --          1,000,000         100,000           --
      Capital shares sold ....................................       1,139,231            988,669              --    2,076,721
      Interest ...............................................       8,270,081          4,652,746         244,236      201,645
      Affiliates .............................................              --                 --           2,913      880,250
                                                                  ------------       ------------     -----------  -----------
         Total assets ........................................     528,429,937        341,072,758      24,398,996   78,049,080
                                                                  ------------       ------------     -----------  -----------
Liabilities:
   Payables:
      Capital shares redeemed ................................       2,376,233          1,767,739          21,391           --
      Affiliates .............................................         378,309            224,228              --       21,537
      Distributions to shareholders ..........................         538,824            363,522          16,588       32,822
      Professional fees ......................................          25,229             22,897          20,160       19,445
      Unaffiliated transfer agent fees .......................          15,983             12,202             471        4,301
   Accrued expenses and other liabilities ....................          20,753             13,822           1,536        3,981
                                                                  ------------       ------------     -----------  -----------
         Total liabilities ...................................       3,355,331          2,404,410          60,146       82,086
                                                                  ------------       ------------     -----------  -----------
            Net assets, at value .............................    $525,074,606       $338,668,348     $24,338,850  $77,966,994
                                                                  ============       ============     ===========  ===========
Net assets consist of:
   Paid-in capital ...........................................    $572,772,877       $349,876,140     $24,501,226  $78,020,966
   Undistributed net investment income (distributions in
      excess of net investment income) .......................          (6,459)          (202,515)         24,091           --
   Net unrealized appreciation (depreciation) ................     (41,174,200)        (8,729,072)        (67,518)          --
   Accumulated net realized gain (loss) ......................      (6,517,612)        (2,276,205)       (118,949)     (53,972)
                                                                  ------------       ------------     -----------  -----------
            Net assets, at value .............................    $525,074,606       $338,668,348     $24,338,850  $77,966,994
                                                                  ============       ============     ===========  ===========
CLASS A:
   Net assets, at value ......................................    $467,321,010       $320,660,894     $24,338,850  $77,966,994
                                                                  ============       ============     ===========  ===========
   Shares outstanding ........................................      45,546,222         30,931,507       2,463,312   78,020,966
                                                                  ============       ============     ===========  ===========
   Net asset value per share(a) ..............................    $      10.26       $      10.37     $      9.88  $      1.00
                                                                  ============       ============     ===========  ===========
   Maximum offering price per share (net asset value
      per share / 95.75%, 97.75%, 97.75% and 100%,
      respectively) ..........................................    $      10.72       $      10.61     $     10.11  $      1.00
                                                                  ============       ============     ===========  ===========
CLASS C:
   Net assets, at value ......................................    $ 57,753,596       $ 18,007,454
                                                                  ============       ============
   Shares outstanding ........................................       5,536,544          1,734,103
                                                                  ============       ============
   Net asset value and maximum offering price per share(a) ...    $      10.43       $      10.38
                                                                  ============       ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               52 | Annual Report

Franklin New York Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended September 30, 2008

                                                                                                       FRANKLIN
                                                                    FRANKLIN      FRANKLIN NEW YORK    NEW YORK     FRANKLIN
                                                                    NEW YORK      INTERMEDIATE-TERM  LIMITED-TERM   NEW YORK
                                                                INSURED TAX-FREE       TAX-FREE        TAX-FREE    TAX-EXEMPT
                                                                   INCOME FUND       INCOME FUND      INCOME FUND  MONEY FUND
                                                                ----------------  -----------------  ------------  ----------
Investment income:
   Interest ..................................................    $ 27,917,584       $ 13,488,858     $ 532,617    $1,783,536
                                                                  ============       ============     =========    ==========
Expenses:
   Management fees (Note 3a) .................................       2,839,639          1,662,979        80,748       430,773
   Administrative fees (Note 3b) .............................              --                 --        32,299            --
   Distribution fees: (Note 3c)
      Class A ................................................         521,574            287,285        23,459            --
      Class C ................................................         386,828             89,376            --            --
   Transfer agent fees (Note 3e) .............................         203,653            161,811         5,448        54,786
   Custodian fees ............................................           8,847              4,548           203         1,026
   Reports to shareholders ...................................          46,856             27,475         3,261         9,168
   Registration and filing fees ..............................          39,788             21,209         8,294        10,213
   Professional fees .........................................          35,877             29,607        22,640        29,073
   Trustees' fees and expenses ...............................          33,511             17,412           710         3,923
   Other .....................................................          53,999             47,928        17,215        19,406
                                                                  ------------       ------------     ---------    ----------
         Total expenses ......................................       4,170,572          2,349,630       194,277       558,368
         Expenses waived/paid by affiliates (Note 3f) ........              --                 --      (113,529)     (116,836)
                                                                  ------------       ------------     ---------    ----------
            Net expenses .....................................       4,170,572          2,349,630        80,748       441,532
                                                                  ------------       ------------     ---------    ----------
               Net investment income .........................      23,747,012         11,139,228       451,869     1,342,004
                                                                  ------------       ------------     ---------    ----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .................      (2,370,202)            30,951       (5,408)       (35,990)
   Net change in unrealized appreciation (depreciation)
      on investments .........................................     (54,985,345)       (13,995,257)      (68,709)           --
                                                                  ------------       ------------     ---------    ----------
Net realized and unrealized gain (loss) ......................     (57,355,547)       (13,964,306)      (74,117)      (35,990)
                                                                  ------------       ------------     ---------    ----------
Net increase (decrease) in net assets resulting
   from operations ...........................................    $(33,608,535)      $ (2,825,078)    $ 377,752    $1,306,014
                                                                  ============       ============     =========    ==========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 53

Franklin New York Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FRANKLIN NEW YORK            FRANKLIN NEW YORK
                                                                        INSURED                  INTERMEDIATE-TERM
                                                                 TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                             ----------------------------  ---------------------------
                                                               YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------  ---------------------------
                                                                  2008           2007           2008          2007
                                                             -------------  -------------  -------------  ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................  $ 23,747,012   $ 17,944,708   $ 11,139,228   $  9,157,937
      Net realized gain (loss) from investments ...........    (2,370,202)    (3,678,147)        30,951     (1,076,950)
      Net change in unrealized appreciation (depreciation)
         on investments ...................................   (54,985,345)    (4,675,613)   (13,995,257)    (1,865,418)
                                                             ------------   ------------   ------------   ------------
            Net increase (decrease) in net assets resulting
               from operations ............................   (33,608,535)     9,590,948     (2,825,078)     6,215,569
                                                             ------------   ------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................   (21,693,132)   (16,099,367)   (10,948,597)    (8,908,346)
         Class C ..........................................    (2,109,940)    (1,650,631)      (423,169)      (363,852)
                                                             ------------   ------------   ------------   ------------
   Total distributions to shareholders ....................   (23,803,072)   (17,749,998)   (11,371,766)    (9,272,198)
                                                             ------------   ------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ..........................................       171,324    198,869,995     60,565,939     54,150,921
         Class C ..........................................    10,506,545      9,863,278      7,567,951       (803,794)
                                                             ------------   ------------   ------------   ------------
   Total capital share transactions .......................    10,677,869    208,733,273     68,133,890     53,347,127
                                                             ------------   ------------   ------------   ------------
   Redemption fees ........................................         3,214         12,567          4,458          4,770
                                                             ------------   ------------   ------------   ------------
         Net increase (decrease) in net assets ............   (46,730,524)   200,586,790     53,941,504     50,295,268
Net assets:
   Beginning of year ......................................   571,805,130    371,218,340    284,726,844    234,431,576
                                                             ------------   ------------   ------------   ------------
   End of year ............................................  $525,074,606   $571,805,130   $338,668,348   $284,726,844
                                                             ============   ============   ============   ============
Undistributed net investment income (distributions in
   excess of net investment income) included in net assets:
   End of year ............................................  $     (6,459)  $     58,021   $   (202,515)  $     76,744
                                                             ============   ============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               54 | Annual Report

Franklin New York Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                      FRANKLIN NEW YORK
                                                                        LIMITED-TERM             FRANKLIN NEW YORK
                                                                    TAX-FREE INCOME FUND       TAX-EXEMPT MONEY FUND
                                                                 --------------------------  --------------------------
                                                                  YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,
                                                                     2008          2007          2008          2007
                                                                 ------------  ------------  ------------  ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................  $   451,869   $   235,447   $ 1,342,004   $ 1,861,609
      Net realized gain (loss) from investments ...............       (5,408)       (1,691)      (35,990)      (12,505)
      Net change in unrealized appreciation (depreciation)
         on investments .......................................      (68,709)       (2,418)           --            --
                                                                 -----------   -----------   -----------   -----------
         Net increase (decrease) in net assets resulting
            from operations ...................................      377,752       231,338     1,306,014     1,849,104
                                                                 -----------   -----------   -----------   -----------
   Distributions to shareholders from net investment income ...     (436,558)     (245,713)   (1,342,004)   (1,861,609)
   Capital share transactions: (Note 2) .......................   16,265,699    (1,073,128)   13,354,877     3,874,370
   Redemption fees ............................................          100            --            --            --
                                                                 -----------   -----------   -----------   -----------
         Net increase (decrease) in net assets ................   16,206,993    (1,087,503)   13,318,887     3,861,865
Net assets:
   Beginning of year ..........................................    8,131,857     9,219,360    64,648,107    60,786,242
                                                                 -----------   -----------   -----------   -----------
   End of year ................................................  $24,338,850   $ 8,131,857   $77,966,994   $64,648,107
                                                                 ===========   ===========   ===========   ===========
Undistributed net investment income included in net assets:
   End of year ................................................  $    24,091   $     8,780   $        --   $        --
                                                                 ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 55

Franklin New York Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four funds (Funds). All Funds are diversified, except the Franklin New York Limited-Term Tax-Free Income Fund, which is non-diversified. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                               CLASS A & CLASS C
-------                                               -----------------
Franklin New York Limited-Term Tax-Free Income Fund   Franklin New York Insured Tax-Free Income Fund
Franklin New York Tax-Exempt Money Fund               Franklin New York Intermediate-Term Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

Securities in the Franklin New York Tax-Exempt Money Fund are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               56 | Annual Report

Franklin New York Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

D. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high


                               Annual Report | 57

Franklin New York Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INSURANCE (CONTINUED)

quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               58 | Annual Report

Franklin New York Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Franklin New York Tax-Exempt Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                           FRANKLIN NEW YORK            FRANKLIN NEW YORK
                                                INSURED                 INTERMEDIATE-TERM
                                          TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                      ---------------------------   -------------------------
                                         SHARES         AMOUNT        SHARES        AMOUNT
                                      -----------   -------------   ----------   ------------
CLASS A SHARES:
Year ended September 30, 2008
   Shares sold ....................    13,109,733   $ 147,163,051   11,955,561   $129,193,509
   Shares issued in reinvestment
      of distributions ............     1,327,234      14,788,324      724,830      7,834,792
   Shares redeemed ................   (14,499,507)   (161,780,051)  (7,079,775)   (76,462,362)
                                      -----------   -------------   ----------   ------------
   Net increase (decrease) ........       (62,540)  $     171,324    5,600,616   $ 60,565,939
                                      ===========   =============   ==========   ============
Year ended September 30, 2007
   Shares sold ....................    22,049,389   $ 252,271,062   10,479,023   $113,596,335
   Shares issued in reinvestment
      of distributions ............       905,009      10,358,358      568,908      6,152,151
   Shares redeemed ................    (5,574,631)    (63,759,425)  (6,056,998)   (65,597,565)
                                      -----------   -------------   ----------   ------------
   Net increase (decrease) ........    17,379,767   $ 198,869,995    4,990,933   $ 54,150,921
                                      ===========   =============   ==========   ============
CLASS C SHARES:
Year ended September 30, 2008
   Shares sold ....................     2,114,246   $  24,094,389      859,831   $  9,290,185
   Shares issued in reinvestment
      of distributions ............       119,447       1,350,633       25,739        278,459
   Shares redeemed ................    (1,326,910)    (14,938,477)    (184,774)    (2,000,693)
                                      -----------   -------------   ----------   ------------
   Net increase (decrease) ........       906,783   $  10,506,545      700,796   $  7,567,951
                                      ===========   =============   ==========   ============
Year ended September 30, 2007
   Shares sold ....................     1,843,384   $  21,442,578      227,809   $  2,478,033
   Shares issued in reinvestment
      of distributions ............        85,055         990,211       23,139        250,971
   Shares redeemed ................    (1,080,664)    (12,569,511)    (325,133)    (3,532,798)
                                      -----------   -------------   ----------   ------------
   Net increase (decrease) ........       847,775   $   9,863,278      (74,185)  $   (803,794)
                                      ===========   =============   ==========   ============

                                                          FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                             LIMITED-TERM            TAX-EXEMPT
                                                         TAX-FREE INCOME FUND        MONEY FUND
                                                       -----------------------   -----------------
                                                         SHARES       AMOUNT          AMOUNT
                                                       ---------   -----------     ------------
CLASS A SHARES:
Year ended September 30, 2008
   Shares sold .....................................   2,015,097   $19,987,859     $ 65,194,391
   Shares issued in reinvestment of distributions ..      25,608       254,195        1,325,921
   Shares redeemed .................................    (400,717)   (3,976,355)     (53,165,435)
                                                       ---------   -----------     ------------
   Net increase (decrease) .........................   1,639,988   $16,265,699     $ 13,354,877
                                                       =========   ===========     ============
Year ended September 30, 2007
   Shares sold .....................................     242,506   $ 2,393,144     $ 36,139,125
   Shares issued in reinvestment of distributions ..      13,608       134,387        1,847,575
   Shares redeemed .................................    (364,012)   (3,600,659)     (34,112,330)
                                                       ---------   -----------     ------------
   Net increase (decrease) .........................    (107,898)  $(1,073,128)    $  3,874,370
                                                       =========   ===========     ============


                               Annual Report | 59

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                             AFFILIATION
----------                                             -----------
Franklin Advisers, Inc. (Advisers)                     Investment manager
Franklin Templeton Services, LLC (FT Services)         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
Franklin Templeton Investor Services, LLC (Investor    Transfer agent
Services)

A. MANAGEMENT FEES

Effective January 1, 2008, the Franklin New York Insured Tax-Free Income Fund and the Franklin New York Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds and the Franklin New York Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
      0.625%          Up to and including $100 million
      0.500%          Over $100 million, up to and including $250 million
      0.450%          Over $250 million, up to and including $7.5 billion
      0.440%          Over $7.5 billion, up to and including $10 billion
      0.430%          Over $10 billion, up to and including $12.5 billion
      0.420%          Over $12.5 billion, up to and including $15 billion
      0.400%          Over $15 billion, up to and including $17.5 billion
      0.380%          Over $17.5 billion, up to and including $20 billion
      0.360%          In excess of $20 billion

Prior to January 1, 2008, the Franklin New York Insured Tax-Free Income Fund and the Franklin New York Intermediate-Term Tax-Free Income Fund paid fees to Advisers based on the month-end net assets of each of the funds and the Franklin New York Tax-Exempt Money Fund paid fees to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion


                               60 | Annual Report

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin New York Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.500%         Up to and including $100 million
       0.450%         Over $100 million, up to and including $250 million
       0.425%         Over $250 million, up to and including $500 million
       0.400%         In excess of $500 million

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except for the Franklin New York Limited-Term Tax-Free Income Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

The Franklin New York Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the Franklin New York Insured Tax-Free Income Fund and the Franklin New York Intermediate-Term Fund reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds' compensation distribution plans, the Funds, except the Franklin New York Tax-Exempt Money Fund, pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                             FRANKLIN NEW YORK       FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                  INSURED            INTERMEDIATE-TERM         LIMITED-TERM
                            TAX-FREE INCOME FUND   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                            --------------------   --------------------   --------------------
Reimbursement Plans:
   Class A .............            0.10%                  0.10%                    --
Compensation Plans:
   Class A .............              --                      --                  0.15%
   Class C .............            0.65%                  0.65%                    --


                               Annual Report | 61

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                     FRANKLIN NEW YORK     FRANKLIN NEW YORK
                                                          INSURED          INTERMEDIATE-TERM
                                                   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                   --------------------   --------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .........          $151,737               $44,683
Contingent deferred sales charges retained .....          $ 70,189               $ 5,085

                                                    FRANKLIN NEW YORK     FRANKLIN NEW YORK
                                                       LIMITED-TERM          TAX-EXEMPT
                                                   TAX-FREE INCOME FUND      MONEY FUND
                                                   --------------------   -----------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .........           $8,967                   --
Contingent deferred sales charges retained .....           $8,969              $20,289

E. TRANSFER AGENT FEES

For the year ended September 30, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                            FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                INSURED            INTERMEDIATE-TERM
                          TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                          --------------------   --------------------
Transfer agent fees ...         $113,536               $73,066

                           FRANKLIN NEW YORK     FRANKLIN NEW YORK
                              LIMITED-TERM           TAX-EXEMPT
                          TAX-FREE INCOME FUND       MONEY FUND
                          --------------------   -----------------
Transfer agent fees ...          $3,280               $31,764

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services, Advisers and Investor Services have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through January 31, 2009 for the Franklin New York Limited-Term Tax-Free Income Fund and the Franklin New York Tax-Exempt Money Fund. Total expense waived or paid are not subject to reimbursement by the funds subsequent to the funds' fiscal year end. After January 31, 2009, FT Services and Advisers may discontinue this waiver at any time upon notice to the funds' Board of Trustees.


                               62 | Annual Report

Franklin New York Tax-Free Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2008, the capital loss carryforwards were as follows:

                                              FRANKLIN                          FRANKLIN
                                              NEW YORK    FRANKLIN NEW YORK     NEW YORK      FRANKLIN
                                              INSURED     INTERMEDIATE-TERM   LIMITED-TERM    NEW YORK
                                              TAX-FREE         TAX-FREE         TAX-FREE     TAX-EXEMPT
                                            INCOME FUND      INCOME FUND       INCOME FUND   MONEY FUND
                                            -----------   -----------------   ------------   ----------
Capital loss carryforwards expiring in:
   2009 .................................    $       --       $      251        $     --       $    --
   2010 .................................            --           34,731              --            --
   2011 .................................       474,738               --              --            --
   2012 .................................            --          164,472              --            --
   2014 .................................        18,771           10,330              --            --
   2015 .................................            --        1,070,408         111,850         5,477
   2016 .................................     3,617,726          996,013           1,691        12,505
                                             ----------       ----------        --------       -------
                                             $4,111,235       $2,276,205        $113,541       $17,982
                                             ==========       ==========        ========       =======

On September 30, 2008, the Franklin New York Insured Tax-Free Income Fund and the Franklin New York Intermediate-Term Tax-Free Income Fund had expired capital loss carry-forwards of $2,471,475 and $283,875, respectively, which were reclassified to paid-in capital.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2008, deferred losses were as follows:

  FRANKLIN NEW YORK      FRANKLIN NEW YORK    FRANKLIN NEW YORK
       INSURED             LIMITED-TERM           TAX-EXEMPT
TAX-FREE INCOME FUND   TAX-FREE INCOME FUND       MONEY FUND
--------------------   --------------------   -----------------
     $1,167,945               $5,408               $35,990
     ----------               ------               -------

The tax character of distributions paid during the years ended September 30, 2008 and 2007, was as follows:

                                   FRANKLIN NEW YORK           FRANKLIN NEW YORK
                                        INSURED                INTERMEDIATE-TERM
                                  TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                               -------------------------   ------------------------
                                   2008          2007          2008         2007
                               -----------   -----------   -----------   ----------
Distributions paid from -
   tax exempt income .......   $23,803,072   $17,749,998   $11,371,766   $9,272,198
                               -----------   -----------   -----------   ----------

                                 FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                   LIMITED-TERM              TAX-EXEMPT
                               TAX-FREE INCOME FUND          MONEY FUND
                               --------------------   -----------------------
                                  2008       2007        2008         2007
                                --------   --------   ----------   ----------
Distributions paid from -
   tax exempt income .......    $436,558   $245,713   $1,342,004   $1,861,609
                                --------   --------   ----------   ----------


                               Annual Report | 63

Franklin New York Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At September 30, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                                                FRANKLIN NEW YORK     FRANKLIN NEW YORK
                                                                     INSURED          INTERMEDIATE-TERM
                                                              TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                              --------------------   --------------------
Cost of investments .......................................       $553,332,880           $339,074,703
                                                                  ============           ============
Unrealized appreciation ...................................       $  4,428,530           $  2,642,009
Unrealized depreciation ...................................        (46,747,107)           (11,334,510)
                                                                  ------------           ------------
Net unrealized appreciation (depreciation) ................       $(42,318,577)          $ (8,692,501)
                                                                  ============           ============
Distributable earnings - undistributed tax exempt income ..       $    438,310           $    124,436
                                                                  ============           ============

                                                                FRANKLIN NEW YORK    FRANKLIN NEW YORK
                                                                  LIMITED-TERM           TAX-EXEMPT
                                                              TAX-FREE INCOME FUND       MONEY FUND
                                                              --------------------   -----------------
Cost of investments .......................................       $21,521,436           $54,014,613
                                                                  ===========           ===========
Unrealized appreciation ...................................       $    33,795           $        --
Unrealized depreciation ...................................          (101,113)                   --
                                                                  -----------           -----------
Net unrealized appreciation (depreciation) ................       $   (67,318)          $        --
                                                                  ===========           ===========
Distributable earnings - undistributed tax exempt income ..       $    40,477           $    32,822
                                                                  ===========           ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond discounts and wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2008, were as follows:

                    FRANKLIN NEW YORK      FRANKLIN NEW YORK      FRANKLIN NEW YORK
                         INSURED           INTERMEDIATE-TERM        LIMITED-TERM
                  TAX-FREE INCOME FUND   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                  --------------------   --------------------   --------------------
Purchases .....       $131,650,160            $86,031,400            $12,825,057
Sales .........       $113,438,594            $25,348,501            $ 2,041,250


                               64 | Annual Report

Franklin New York Tax-Free Trust

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S. territories.

7. SUBSEQUENT EVENTS

On October 6, 2008, the Board of Trustees of the Trust approved the participation by the Franklin New York Tax-Exempt Money Fund in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds ("Program"), and the fund has enrolled in the Program. Under the Program, shares held by the fund as of the close of business on September 19, 2008 ("Program Date") are insured against loss in the event the fund liquidates its holdings within three months and the per share value at the time of liquidation is less than $1 per share. For participation in the Program, the fund will be charged 0.01% of the fund's net assets as of the Program Date. This expense will be borne by the fund. The Program runs initially for three months, at which time the U.S. Department of the Treasury may extend the Program. If the Program is extended, the Fund will consider whether to continue to participate.

On November 12, 2008, the Franklin Federal Limited-Term Tax-Free Income Fund acquired the net assets of the Franklin New York Limited-Term Tax-Free Income Fund pursuant to a plan of reorganization approved by the Franklin New York Limited-Term Tax-Free Income Fund's shareholders. The merger was accomplished by a tax-free exchange of shares of the Franklin Federal Limited-Term Tax-Free Income Fund for the net assets of the Franklin New York Limited-Term Tax-Free Income Fund. Capital losses acquired by the Franklin Federal Limited-Term Tax-Free Income Fund, may be carried over to offset future capital gains, subject to certain limitations.

8. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will not have a material impact on its financial statements.


                               Annual Report | 65

Franklin New York Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN NEW YORK TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin New York Insured Tax-Free Income Fund, Franklin New York Intermediate-Term Tax-Free Income Fund, Franklin New York Limited-Term Tax-Free Income Fund and Franklin New York Tax-Exempt Money Fund (separate portfolios of Franklin New York Tax-Free Trust, hereafter referred to as the "Funds") at September 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 19, 2008


                               66 | Annual Report

Franklin New York Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended September 30, 2008. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2009, shareholders will be notified of amounts for use in preparing their 2008 income tax returns.


                               Annual Report | 67

Franklin New York Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF                 FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED               BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------------   -----------------------   -----------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1986                144                       Bar-S Foods (meat packing
One Franklin Parkway                                                                                   company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).

ROBERT F. CARLSON (1928)         Trustee           Since 1998                122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of
Administration, California Public Employees Retirement Systems (CALPERS)
(1971-January 2008); member and Chairman of the Board, Sutter Community
Hospitals; member, Corporate Board, Blue Shield of California; and Chief
Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee           Since 2007                122                       Chevron Corporation (global
One Franklin Parkway                                                                                   energy company) and ICO
San Mateo, CA 94403-1906                                                                               Global Communications
                                                                                                       (Holdings) Limited (satellite
                                                                                                       company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC
(wireless company); Chairman of the Board and Chief Executive Officer, AirTouch
Communications (cellular communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee           Since 2005                144                       Hess Corporation (exploration
One Franklin Parkway                                                                                   and refining of oil and gas),
San Mateo, CA 94403-1906                                                                               H.J. Heinz Company (processed
                                                                                                       foods and allied products),
                                                                                                       RTI International Metals,
                                                                                                       Inc. (manufacture and
                                                                                                       distribution of titanium),
                                                                                                       Canadian National Railway
                                                                                                       (railroad) and White
                                                                                                       Mountains Insurance Group,
                                                                                                       Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               68 | Annual Report

                                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF                 FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED               BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------------   -----------------------   -----------------------------
FRANK W.T. LAHAYE (1929)         Trustee           Since 1986                122                       Center for Creative Land
One Franklin Parkway                                                                                   Recycling (brownfield
San Mateo, CA 94403-1906                                                                               redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman,
Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee           Since 2007                144                       Hess Corporation (exploration
One Franklin Parkway                                                                                   and refining of oil and gas)
San Mateo, CA 94403-1906                                                                               and Sentient Jet (private jet
                                                                                                       service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2007                144                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary,
PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines
(aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead              Trustee since 2007        122                       None
One Franklin Parkway             Independent       and Lead
San Mateo, CA 94403-1906         Trustee           Independent Trustee
                                                   since January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF                 FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED               BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------------   -----------------------   -----------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Trustee since 1986        144                       None
One Franklin Parkway             Chairman of the   and Chairman of the
San Mateo, CA 94403-1906         Board             Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 69

                                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF                 FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED               BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------------   -----------------------   -----------------------------
**GREGORY E. JOHNSON (1961)      Trustee           Since 2007                95                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.;
President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

SHEILA AMOROSO (1959)            Vice President    Since 1999                Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

RAFAEL R. COSTAS, JR. (1965)     Vice President    Since 1999                Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance          Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice President -
                                 Vice President    AML Compliance since
                                 - AML             2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of
Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Treasurer,        Treasurer since 2004,     Not Applicable            Not Applicable
One Franklin Parkway             Chief Financial   Chief Financial Officer
San Mateo, CA 94403-1906         Officer and       and Chief Accounting
                                 Chief             Officer since February
                                 Accounting        2008
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).


                               70 | Annual Report

                                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF                 FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED               BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------------   -----------------------   -----------------------------
JIMMY D. GAMBILL (1947)          Vice President    Since February 2008       Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.

DAVID P. GOSS (1947)             Vice President    Since 2000                Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    President and     President since 1986      Not Applicable            Not Applicable
One Franklin Parkway             Chief Executive   and Chief Executive
San Mateo, CA 94403-1906         Officer -         Officer - Investment
                                 Investment        Management since 2002
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.

KAREN L. SKIDMORE (1952)         Vice President    Since 2006                Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of
30 of the investment companies in Franklin Templeton Investments.

CRAIG S. TYLE (1960)             Vice President    Since 2005                Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                               Annual Report | 71

                                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF                 FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED               BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   -----------------------   -----------------------   -----------------------------
GALEN G. VETTER (1951)           Senior Vice       Since February            Not Applicable            Not Applicable
500 East Broward Blvd.           President and     2008
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer - and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director,
RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

THOMAS WALSH (1961)              Vice President    Since 1999                Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due his position as officer and director and major shareholders of Franklin Resources, Inc., (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               72 | Annual Report

Franklin New York Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 73

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/08

                          Not part of the annual report

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN NEW YORK
TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

NYT A2008 11/08



      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $92,423 for the fiscal year ended September 30, 2008 and $76,193 for the fiscal year ended September 30, 2007.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended September 30, 2008 and $46,000 for the fiscal year ended September 30, 2007. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $726 for the fiscal year ended September 30, 2008 and $0 for the fiscal year ended September 30, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $283,351 for the fiscal year ended September 30, 2008 and $0 for the fiscal year ended September 30, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.


(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $284,077 for the fiscal year ended September 30, 2008 and $46,000 for the fiscal year ended September 30, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


      ITEM 6. SCHEDULE OF INVESTMENTS. N/A


      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.      N/A


      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE TRUST

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  November 25, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  November 25, 2008



By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  November 25, 2008